As filed with the Securities and Exchange Commission on April 25, 1997
                            Registration No. 33-90888
                                    811-9010
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |_|
                         Pre-Effective Amendment No. |_|
                       Post-Effective Amendment No. 3 |X|
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940
                               Amendment No. 5 |X|

                          TRANSAMERICA INVESTORS, INC.
                           (Exact Name of Registrant)

                     1150 South Olive, Los Angeles, CA 90015
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (213) 742-2111

Name and Address of Agent for Service:

Reid A. Evers, Esquire
Second Vice President, Assistant General Counsel
Transamerica Occidental Life Insurance Company
1150 South Olive
Los Angeles, CA  90015

                    Approximate date of proposed sale to the
            public: As soon as practicable after effectiveness of the
                             Registration Statement.

The Registrant has previously filed a declaration of indefinite registration of its hsares pursuant to Rule 24F-2 under the Investment Company Act of 1940. The Form 24F-2 for the year ended December 31, 1996 was filed on February 25, 1997.

         It                is proposed  that this filing will become  effective:
                           |_| immediately upon filing pursuant to paragraph (b) |_| on April 29, 1996 pursuant to paragraph (b) |_| 60 days after filing pursuant to paragraph (a)(i) |_| on ________________ pursuant to paragraph (a)(i) |X| 75 days after filing pursuant to paragraph (a)(i) |_| on ________________ pursuant to paragraph (a)(ii) of Rule 485
         If appropropriate, check the following box:
                           |_| this   Post-Effective   Amendment
                               designates a new  effective  date
                               for    a     previously     filed
                               Post-Effective Amendment.

                           TRANSAMERICA INVESTOR, INC.


                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(b)

PART A   INFORMATION REQUIRED IN A PROSPECTUS

N-1A Item No.                                        Caption

1.       Cover Page                                           Cover Page

2.       Synopsis                                    Fund Expenses

3.       Condensed Financial Information             Financial Highlights

4.       General Description of Registrant           The Face Page
                                          The Funds at a Glance
                                          A General Discussion About Risk
                                          The Premier Portfolios in Detail
                                          Investment Adviser and
Administrator
                                                           General Information

5.       Management of the Fund                      The Management Team
                                                         Investment Adviser and
Administrator
                                                            General Information

5.A.     Management's Discussion of Performance      Financial Highlights
                                               Investment Adviser's Performance

6.       Capital Stock and Other Securities          The Management Team
                                               Dividends and Capital Gains
                                               What About Taxes?
                                               General Information

7.       Purchase of Securities Being Offered  Shareholder Services
                                               Opening Your Account
                                               How to Buy Shares
                                               Other Investor Requirements and
Services

8.       Redemption or Repurchase                    Shareholder Services
N-1A Item No.                                        Caption

8.       Redemption or Repurchase (cont.)            How to Sell Shares
                                                   How to Exchange Shares
                                                Other Investor Requirements and
                                                            Services

9.       Pending Legal Proceedings                   General Information



PART B   INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL
INFORMATION

N-1A Item No.                                        Caption

10.      Cover Page                                           Cover Page

11.      Table of Contents                           Table of Contents

12.      General Information and History             Not Applicable

13.      Investment Objectives and Policies  Investment Objectives and Policies
                                                    Investment Restrictions

14.      Management of the Registrant                Management of the Company
                                                 Investment Advisory and Other
Services

15.      Control Persons and Principal                Management of the Company
                  Holder of Securities

16.      Investment Advisory and Other Practices  Investment Advisory and Other
Services

17.      Brokerage Allocation and Other Practices    Brokerage Allocation

18.      Capital Stock and Other Securities   Purchase and Redemption of Shares

19.      Purchase, Redemption and Pricing of  Purchase and Redemption of Shares
                  Pricing of Securities Being Offered

20.      Tax Status                                           Taxes

21.      Underwriters                                 Management of the Company
N-1A Item No.                                        Caption

22.      Calculation of Performance Data             Performance Information

23.      Financial Statements                              Financial Statements



PART C            OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

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Transamerica Securities Sales Corporation, Distributor
1-800-89-ASK-US (1-800-892-7587)
http://funds.transamerica.com
e-mail: PremierFunds@Transamerica.com

TPF 060-397

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Learn About All of the Funds
Offered by Transamerica...
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1997
Investor Guide
and Prospectus
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Transamerica Premier Funds ---  Investor Shares
Prospectus: April 28, 1997
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Transamerica Premier Equity Fund
Transamerica Premier Index Fund
Transamerica Premier Bond Fund
Transamerica Premier Balanced Fund
Transamerica Premier Cash Reserve Fund
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Your guide
This guide (the "Prospectus") will provide you with helpful insights and details about the Investor Class of shares of the Transamerica Premier Funds (a "Fund" or collectively the "Funds"). It is intended to give you what you need to know before investing.

Please read it carefully and save it for future reference.


Transamerica Investors
Transamerica Investors, Inc. (also referred to as the Company or we, us, or our)
 is an open-end, management investment company. We are a mutual fund company that offers a number of portfolios, known collectively as the Transamerica Premier Funds. Each Fund is managed separately and has its own investment objective, strategies and policies designed to meet different goals. Each Fund and each class of each Fund has its own levels of expenses and charges. The minimum investment is $1,000 per Fund, or $250 to open an IRA. See "Minimum Investments" on page 18 for more details.

Additional Information and Assistance
For additional details about the Funds, you can call 1-800-89-ASK-US (1-800-892-7587), or write to Transamerica Investors, P.O. Box 9232, Boston, Massachusetts 02205-9232. A Statement of Additional Information (the "SAI"), which has been filed with the Securities and Exchange Commission, is available at no charge by calling the above number. The SAI is a part of this Prospectus by reference. c3
         Like all mutual fund shares, these securities have not been approved or disapproved by the securities and exchange commission or any state securities commission nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. 1 Contents
1 The Funds at a Glance 2 Fund Expenses 3 Financial Highlights 4 Investment Adviser's Performance 6 The Management Team 8 The Funds In Detail 8 Transamerica Premier Equity Fund 8 Transamerica Premier Index Fund 9 Transamerica Premier Bond Fund 10 Transamerica Premier Balanced Fund 11 Transamerica Premier Cash Reserve Fund 12 A General Discussion About Risk 13 Investment Procedures and Risk Considerations 13 Shareholder Services 17 Opening Your Account 17 How to Buy Shares 17 How to Sell Shares 18 How to Exchange Shares 20 Other Investor Requirements and Services 21 Dividends and Capital Gains 22 What About Taxes? 22 Share Price 23 Investment Adviser and Administrator 24 General Informatio* 25
 1 All of the fees and expenses are spelled out here. 1 Read this section for investment performance numbers. 1 We offer a number of services that make investing in the Funds simple and efficient, like our Automatic Investment Plan. This section lists and describes these special services. 1 One of the advantages of investing in mutual funds is the potential to receive dividends and/or capital gains. You choose how you want to receive these. 1 This prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction. 2 The
Funds at a Glance 2 The Transamerica Premier Funds consist of a number of funds with different investment objectives and risk levels, including the five Funds offered hereby. There is no guarantee that these investment objectives will be met. These short descriptions will give you a summary of each Fund. A more detailed description for each Fund is in "The Funds in Detail" on page 8. For information on the risks associated with investment in these Funds, see "Investment Procedures and Risk Considerations" on page 13.

Transamerica Premier Equity Fund * The Fund seeks to maximize long-term growth.
* It invests primarily in common stocks of growth companies that we consider to be premier companies that are under-valued in the stock market. * The Fund is intended for investors who wish to participate primarily in the common stock markets. Investors should have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth. * See page 8 for more details.

Transamerica Premier Index Fund
* This Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, also known as the S&P 500 Index. * It attempts to reproduce the overall investment characteristics of the S&P 500 Index by using a combination of management techniques. Our stock purchases reflect the S&P 500 Index, but it makes no attempt to forecast general market movements. * The Fund is intended for investors who wish to participate in the overall growth of the economy, as reflected by the domestic stock market. Investors should have the perspective, patience, and financial ability to take on average stock market volatility in pursuit of long-term capital growth. * See page 9 for more details.


Transamerica Premier Bond Fund

* This Fund seeks to achieve a high total return (income plus capital changes) from fixed income securities consistent with preservation of principal. * The Fund invests primarily in a diversified selection of investment grade corporate and government bonds and mortgage-backed securities. * The Fund is intended for investors who wish to invest in a diversified portfolio of bonds. Investors should have the perspective, patience, and financial ability to take on above-average bond price volatility in pursuit of a high total return produced by income from longer-term securities and capital gains from undervalued bonds.
* See page 10 for more details.


Transamerica Premier Balanced Fund

* The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash (or cash equivalents). * It invests in a diversified selection of common stocks, bonds, and money market instruments and other short-term debt securities. * The Fund is intended for investors who wish to participate in both the equity and debt markets, but who wish to leave the allocation of the balance between them to professional management. Investors should have the perspective, patience, and financial ability to take on average market volatility in pursuit of long-term total return that balances capital growth and current income.
*    See page 11 for more details.


Transamerica Premier Cash Reserve Fund

* This Fund seeks to maximize current income from money market securities consistent with liquidity and preservation of principal. * This is a money market fund. It invests primarily in high quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less. * The Fund provides a low risk, relatively low cost way to maximize current income through high-quality money market securities that offer stability of principal and liquidity. This Fund may be a suitable investment for temporary or defensive purposes and may also be appropriate as part of an overall long-term investment strategy. * See page 12 for more details.

Shares of these Funds are not deposits or obligations of any bank, and are not insured by the fdic or any other governmental agency. These Funds involve investment risk, including possible loss of principal. There can be no assurance that the Transamerica Premier Cash Reserve Fund will be able to maintain a stable net asset value of $1.00 per share.

Availability
Investor Shares are available on a no-load basis directly to individuals, companies, Pension and Retirement Savings Programs, and other institutional investors from Transamerica Securities Sales Corporation ("TSSC"), the Distributor. For a listing of applicable Pension and Retirement Savings Programs, see "Pension and Retirement Savings Programs" on page 26.



Fund Expenses
3

Shareholder Transaction Expenses (as a percentage of offering price)
         Cash
 Transaction Expenses      Equity   Index   Bond     Balanced Reserve
 Sales Charge on Purchases1         None    None     None     None     None
 Redemption Fee   None     None     None    None     None
 Sales Charge on Reinvested Dividends   None     None     None     None     None
 Exchange Fee     None     None     None    None     None
 Contingent Deferred Sales Charge   None    None     None     None     None


Annual Fund Operating Expenses (as a percent of average net assets)


                                    Other Expenses   Total Operating
 Transamerica                       After Waiver and Expenses After Waiver
 Premier Funds    Adviser Fee2      12b-1 Fee3       Reimbursement4    and
                                                                 Reimbursement5
 Equity  0.85%    0.25%     0.40%   1.50%
 Index   0.30%    0.10%     0.30%   0.70%
 Bond    0.60%    0.25%     0.45%   1.30%
 Balanced         0.75%    0.25%     0.45%  1.45%
 Cash Reserve     0.35%    0.10%     0.25%  0.70%

The preceding tables summarize actual transaction expenses and Adviser Fees and anticipated operating expenses for 1997. The purpose of the tables is to assist you in understanding the varying costs and expenses you will bear directly or indirectly.


Example

Using the previous tables of transaction expenses and operating expenses,6 you would pay the following expenses based on a $1,000 investment. The expenses shown assume a 5% annual return. The expenses are the same whether or not you redeem your shares at the end of each time period. We may assess an annual fee against accounts used as IRA's or SEP's. For more information on this fee, see
"IRA Accounts" on page 17.
Transamerica Premier Funds  1 Year   3 Years5 Years  10 Years
 Equity  $15      $47      $82      $179
 Index    $ 7     $22      $39      $ 87
 Bond     $13     $41      $71      $157
 Balanced          $15     $46      $79     $174
 Cash Reserve     $ 7      $22      $39     $ 87
The information contained in the above examples should not be considered a representation of future expenses. The actual expenses may be more or less than those shown.

1 Although there is no sales charge, there is a 12b-1 fee. Over a long period of time, the total amount of 12b-1 fees paid may exceed the amount of another fund's sales charges.
2        See "Adviser Fee" on page 24.
3 12b-1 fees cover costs of advertising and marketing the Funds. For more information on 12b-1 fees, see "Distribution Plan" on page 25. 4"Other Expenses" are those incurred after any reimbursements to the Fund by the Administrator. See "The Management Team" on page 8. Other expenses include expenses not covered by the Adviser Fee or the 12b-1 fee. See "Distribution Plan" on page 25. 5"Total Operating Expenses" include adviser fees, 12b-1 fees, and other expenses that a Fund incurs. The Investment Adviser has agreed to waive that part of their Adviser Fee and the Administrator has agreed to assume any other operating expenses to ensure that annualized expenses for each Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the following percentages: 1.50% for the Equity Fund, 0.70% for the Index Fund, 1.30% for the Bond Fund, 1.45% for the Balanced Fund, and 0.70% for the Cash Reserve Fund. The Administrator may, from time to time, assume additional expenses. Fee waivers and expense assumption arrangements, which may be terminated at any time without notice, will increase a Fund's yield. If the Investment Adviser had not waived fees and Administrator had not reimbursed expenses for the year ended December 31, 1996 the ratio of total operating expenses to average net assets would have been 1.95% for the Equity Fund, 2.29% for the Index Fund, 1.81% for the Bond Fund, 1.94% for the Balanced Fund, and 1.09% for the Cash Reserve Fund. 6 The expenses in the example assume no fees for IRA or SEP accounts. Financial Highlights --- Investor
Class  The  following  information  has been  audited  by Ernst & Young
L.L.P. independent certified public accountants whose unqualified reports covering the fiscal years ended December 31, 1995 and 1996 are incorporated by reference herein and appear in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes thereto which appear in the annual report. Further information about the Funds' performance is included in the annual report which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

         Transamerica      Transamerica     Transamerica
         Premier Equity Fund        Premier Index Fund        Premier Bond Fund
         Year     Period   Year     Period  Year     Period
         Ended    Ended    Ended    Ended   Ended    Ended
December 31, 1996 December 31, 1995*       December 31, 1996 December 31, 1995*
Net Asset Value
Beginning of period        $ 9.82   $ 10.00 $ 10.59  $ 10.00  $ 10.37  $ 10.00


Investment Operations

Net investment income  (loss)1      (0.06)  0.02     0.27     0.06     0.56 0.16
Net realized and
  unrealized gain (loss)   2.91     (0.20)  2.06     0.53     (0.46)   0.32
Total from investment operations    2.85    (0.18)   2.33     0.59     0.10 0.48

Distributions To
Shareholders From:
Net investment income      (0.02)   0.00    (0.33)   0.00     (0.61)   (0.11)
Net realized gains         0.00     0.00    (0.63)   0.00     0.00     0.00
Total distributions        (0.02)   0.00    (0.96)   0.00     (0.61)     (0.11)


Net asset value

End of period     $12.65   $ 9.82   $11.96  $10.59   $ 9.86   $10.37

Total Return2     29.07%   (1.80)%  22.33%  5.90%    1.16%    4.82%

Ratios And
Supplemental Data
Expenses to average net assets 3, 4 1.50%   0.25%    0.35%    0.25%    1.30%    0.25%
Net investment income (loss)4       (0.66)% 1.51%    2.48%    2.70%    5.66%    6.55%
Portfolio turnover rate 4  60%      0%      94%      4%       7%       19%
Average commission rate 5  $0.0660  $0.0678 $0.0363  0.0418   ---      ---
Net assets, end of period  $30,454,107      $11,070,182       $10,814,068       $6,933,960
$12,552,802       $11,826,508



*        Each Fund commenced operations on October 2, 1995.

1 Net investment income is after waiver of fees by the Investment Adviser and reimbursement of certain expenses by the Administrator. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses for the periods ended December 31, 1996 and December 31, 1995, respectively, net investment income (loss) per share would have been $(0.10) and $(0.01) for the Equity Fund, $0.06 and $(0.03) for the Index Fund, and $0.50 and $0.12 for the Bond Fund. 2 Total return represents aggregate total return for the period indicated and is not annualized. 3 If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses for the periods ended December 31, 1996 and December 31, 1995, respectively, the ratio of operating expenses to average net assets would have been 1.95% and 2.39% for the Equity Fund, 2.29% and 4.12% for the Index Fund, and 1.81% and 1.93% for the Bond Fund.
4        Annualized for period ended December 31, 1995.
5        Represents the average commission rate paid on equity security transactions on which commissions are charged.

Financial Highlights ---  Investor Class


         Transamerica      Transamerica Premier
         Premier Balanced Fund      Cash Reserve Fund
         Year     Period   Year     Period
         Ended    Ended    Ended    Ended
December 31, 1996 December 31, 1995*        December 31, 1996 December 31, 1995*
Net Asset Value
Beginning of period        $ 10.23  $ 10.00 $ 1.00   $ 1.00

Investment Operations
Net investment income 1    0.14     0.06    0.05     0.01
Net realized and
  unrealized gain (loss)   1.40     0.17      0.00   0.00
Total from investment operations    1.54      0.23   0.05     0.01

Distributions To
Shareholders From:
Net investment income        (0.20) 0.00      (0.05)   (0.01)
Net realized gains         0.00     0.00      0.00   0.00
Total distributions          (0.20) 0.00      (0.05)   (0.01)

Net asset value
End of period     $ 11.57  $ 10.23  $ 1.00  $ 1.00

Total Return2     15.28%   2.30%    5.34%   1.39%

Ratios And
Supplemental Data
Expenses to average net assets 3,4  1.45%   0.25%    0.25%    0.25%
Net investment income 4    1.34%    3.12%   5.21%    5.55%
Portfolio turnover rate 4  19%      16%     N/A      N/A
Average commission rate 5  $0.0656  $0.0662 ---      ---
Net assets, end of period  $16,040,518      $12,083,554 $32,040,619  $27,996,475




*        Each Fund commenced operations on October 2, 1995.
1 Net investment income is after waiver of fees by the Investment Adviser and reimbursement of certain expenses by the Administrator. If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses for the periods ended December 31, 1996 and December 31, 1995, respectively, net investment income per share would have been $0.09 and $0.02 for the Balanced Fund, and $0.04 and $0.01 for the Cash Reserve Fund. 2 Total return represents aggregate total return for the period indicated and is not annualized. 3 If the Investment Adviser had not waived fees and the Administrator had not reimbursed expenses for the periods ended December 31, 1996 and December 31, 1995, respectively, the ratio of operating expenses to average net assets would have been 1.94% and 2.12% for the Balanced Fund, and 1.09% and 1.37% for the Cash Reserve Fund. 4 Annualized for the period ended December 31, 1995. 5 Represents the average commission rate paid on equity security transactions on which commissions are charged. Investment Adviser's Performance
The Investment Adviser, Transamerica Investment Services, Inc., has been managing segregated investment accounts (or "separate accounts") for pension clients of Transamerica Corporation's affiliate companies for over ten years. The Investment Adviser's performance in managing these investments was a key factor in our decision to offer mutual funds to the public. This performance is illustrated in the tables and graphs that follow.
   The separate accounts have the same investment adviser and have substantially the same investment objectives and policies and use the same investment strategies and techniques as the Funds, but are not registered with the Securities and Exchange Commission and were therefore not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. In addition, the separate accounts are not subject to the fees and expenses borne by the Funds. If the separate accounts had been registered and subject to the same fees and expenses as the Funds, the separate accounts' performance may have been lower. The separate account performance figures are not the Funds' own performance, should not be considered a substitute for the Funds' own performance, and should not be considered indicative of the past or future performance of the Funds. The Funds may have more or less total assets than the separate accounts.

For comparison purposes, the five separate accounts that correlate to the Premier Funds are as follows:

 Separate Accounts         Premier Funds
 Equity Separate Account   Transamerica Premier Equity Fund
 Equity Index Separate Account      Transamerica Premier Index Fund
 Bond Separate Account     Transamerica Premier Bond Fund
 Balanced Separate Account Transamerica Premier
         Balanced Fund
 Cash Management Separate  Transamerica Premier Cash
 Account          Reserve Fund



The following table illustrates the separate accounts' annualized performance as compared to the Premier Funds and recognized industry indexes over the last one-year, five-year, and ten-year periods and since inception as of December 31, 1996.

         1        5        10       Since
         year     years    years    Inception1
 Equity Separate Account    29.11%          22.61%   ---      21.59%
 Premier Equity Fund       29.07%           ---      ---      20.85%
 S&P 500 Index     22.96%           15.22%  ---      12.82%
 Equity Index  Separate Account      22.22%          14.70%   14.95%   15.12%
 Premier Index Fund        22.33%           ---      ---      22.98%
 S&P 500 Index    22.96%            15.22%  14.99%   15.37%
 Bond Separate Account      2.67%           8.98%    10.11%   12.48%
 Premier Bond Fund         1.15%            ---      ---      4.79%
 Lehman Brothers
 Govt./Corporate Index      2.90%           7.18%    8.38%    9.98%
 Balanced Separate Account  16.13%          ---      ---      18.05%
 Premier Balanced Fund     15.28%           ---      ---      14.09%
 50% S&P 500 Index and
 50% Lehman Brothers
 Govt./Corporate Index     12.63%           ---      ---      11.64%
 Cash Management
 Separate Account  4.93%            4.04%   5.56%    6.75%
 Premier Cash Reserve Fund 5.34%            ---      ---      5.40%
 IBC First Tier Index       4.86%           3.98%    5.54%    6.69%

  1The inception date of all Premier Funds is October 2, 1995. Inception dates of the separate accounts: Equity - 10/1/87; Equity Index - 10/1/86; Bond - 5/1/83; Balanced - 4/1/93; Cash Management - 1/3/82.
         The Standard and Poor's 500 Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. IBC's Money Fund ReportTM-First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. The Lehman Brothers Intermediate-Term Government Bond Index is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with maturities of between one and ten years. These indexes do not reflect any commissions or fees which would be incurred by an investor purchasing the securities represented by each index.

The Investment Adviser has a history of successfully investing in the three basic investment categories: equity, bond, and money market. Following are graphs of the three separate accounts representing those categories, showing their performance since inception compared with the performance of recognized industry indexes for each investment category.

Equity Separate Account
The following graph shows that $1,000 invested in the Equity Separate Account at its inception on October 1, 1987 would have grown to $6,107 as of December 31, 1996. This is equivalent to a 21.59% return per year. By comparison, $1,000 invested at the same time in S&P 500 Index securities would have grown to only $3,052. The S&P 500 Index is a selection of 500 common stocks designed to be a benchmark for the equity market in general. Bond Separate Account The following graph shows that $1,000 invested in the Bond Separate Account at its inception on May 1, 1983 would have grown to $4,998 as of December 31, 1996. This is equivalent to a 12.48% return per year. By comparison, $1,000 invested at the same time in Lehman Brothers Government/Corporate Index securities would have grown to only $3,675. The Lehman Brothers Government/Corporate Index is a mixture of both corporate and government bonds with maturities of 10 years or longer that are rated investment grade or higher by Moody's or Standard & Poor's. Cash Management Separate Account The following graph shows that $1,000 invested in the Cash Management Separate Account at its inception on January 3, 1982 would have grown to $2,664 as of December 31, 1996. This is equivalent to a 6.75% return per year. By comparison $1,000 invested at the same time in IBC First Tier Index securities would have grown to $2,641. The IBC First Tier Index is a composite of taxable money market instruments that meet the SEC's definition of first tier securities.

         Performance for the separate accounts is shown after reduction for investment management and administrative charges. The indexes shown in the previous graphs are used for comparison purposes only. They are unmanaged indexes that have no management fees or expense charges, and they are not available for investment. Performance figures are based on historical earnings. They are not intended to indicate future performance.
         As you can see, the performance of the separate accounts has exceeded the performance of the index for the periods shown. Keep in mind the Premier Funds' performance may differ from the separate accounts' performance. Some reasons for this difference are timing of purchases and sales, availability of cash for new investments, brokerage commissions, diversification of securities, the investment restrictions imposed on the Funds, and the differences in fees and expenses between the Funds and the separate accounts. In addition, it's possible that by using different performance-determining methods than we've used here, the results could vary. You should not rely on this performance data when deciding whether to invest in a particular Premier Fund. Past performance of the separate accounts is no guarantee of future results for the Funds.



The performance
figures shown here are for five investment funds which have the same investment adviser and use the same basic investment strategies as the corresponding Premier Funds. This demonstrates the Investment Adviser's investment track record. Investment Adviser's Performance
The  Management  Team   Responsibility  for  the  management  and
supervision of the Company and its Funds rests with the Board of Directors of Transamerica Investors, Inc. (the "Board"). The Investment Adviser and the Administrator are subject to the direction of the Board.
          The Funds' Investment Adviser is Transamerica Investment Services, Inc. (the "Investment Adviser"), 1150 South Olive Street, Los Angeles, California 90015. The Investment Adviser's duties include, but are not limited to: (1) supervising and managing the investments of each Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies and comply with government regulations.
         The Funds' Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), 1150 South Olive Street, Los Angeles, California 90015. The Administrator's duties include, but are not limited to: (1) providing the Funds with administrative and clerical services, including the maintenance of the Funds' books and records; (2) registering the Fund shares with the Securities and Exchange Commission (the "SEC") and with those states and other jurisdictions where its shares are offered or sold and arranging periodic updating of the Funds' prospectus; (3) providing proxy materials and reports to Fund shareholders and the SEC; and (4) providing the Funds with adequate office space and all necessary office equipment and services.
         Transamerica Occidental Life Insurance Company is a wholly-owned subsidiary of Transamerica Insurance Corporation of California. Both Transamerica Insurance Corporation of California and Transamerica Investment Services, Inc. are wholly-owned subsidiaries of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, one of the nation's largest financial services companies. For more information on Fund management, see "Investment Adviser and Administrator" on page 24. The Funds in
Detail Fund Objectives, Strategies and Policies The investment objectives, strategies, and policies of each Fund are described below. There is also a section for each Fund giving some points to consider when investing in that Fund's shares. The "Some Points to Consider When Investing" section is designed to suggest circumstances for investing in that Fund, and give you a better understanding of the Fund.

Fund Risks
The "Investment Procedures and Risk Considerations" section on page 13 details specific risks of the types of securities in which the Funds invest.

Transamerica Premier Equity Fund
Investment  Objective
We seek to maximize long-term growth for this Fund.

Investment Strategies and Policies
We invest primarily in common stocks of growth companies that we consider to be premier companies that are undervalued in the stock market. We believe premier companies have: * managements that demonstrate their outstanding capabilities through a combination of superior track records and well-defined plans for the future; * low-cost proprietary products; * dominance in market share or specialized market niches; * strong earnings and cash flows to finance future growth; or * shareholder orientation by increasing dividends, stock repurchases, and strategic acquisitions.


         We also select companies for their potential for growth based upon trends in the U.S. economy. Some major trends have included: a) the aging of baby boomers; b) the proliferation of communication and information technologies; c) the shift toward financial assets rather than real estate or other tangible assets; and d) the continuing increase in U.S. productivity.

   We focus on growth stocks for this Fund. We will generally invest at least 65% of the Fund's assets in common stocks. We may also invest in preferred stocks, warrants, and bonds convertible into common stocks. When the Investment Adviser determines that market conditions warrant, the Fund may invest without limit in cash and cash equivalents for temporary defensive purposes. This practice is not expected to be used routinely. As part of the management of cash and cash equivalents and to help maintain liquidity, we may purchase and sell the same kind of money market and other short-term instruments and debt securities as we do for the Transamerica Premier Cash Reserve Fund. See "Transamerica Premier Cash Reserve Fund" on page 12.
         We may buy foreign securities if they meet the same criteria described above for the Fund's investments in general. We may invest as much as 20% of its assets in foreign securities. At times, the Fund may have no foreign investments. Foreign securities we purchase will be those traded on the U.S. exchanges as American Depositary Receipts ("ADRs"). ADRs are registered stocks of foreign companies which trade on U.S. stock exchanges.


Points To Consider When Investing
Since we invest primarily in common stocks, our investments are subject to stock market price volatility. Price volatility means that stock prices can go up or down due to a variety of economic and market conditions.


However, we attempt to lessen price volatility by focusing on the potential for each prospective holding (a "bottom up" approach) rather than the economic and business cycle (a "top down" approach). The Fund is constructed one stock at a time. Each company passes through our research process and, in our opinion, stands on its own merits as a viable investment. Our proprietary fundamental research is designed to identify companies with potential for improvement in profitability and acceleration of growth. We believe a rising stock market will tend to provide significant opportunities for these fundamental improvements to be reflected in stock prices. We believe these stocks to have stable inherent value under most circumstances and tend to be better protected in a general declining market.

  The Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average stock market volatility in a focused pursuit of long-term capital growth. Because of the uncertainty associated with common stock investments, the Fund is intended to be a long-term investment.


Transamerica Premier Index Fund
Investment Objective
We seek to track the performance of the Standard & Poor's 500 Composite Stock Price Index, also known as the S&P 500 Index (the "Index"), for this Fund.

Investment Strategies and Policies
To achieve the Fund's objective, we use a combination of management techniques. We purchase common stocks, S&P 500 Stock Index futures, S&P 500 Stock Index options, and short-term instruments in varying proportions. For common stocks, investment decisions are based solely on the market proportions of securities which are included in the Index. The only exception is that Transamerica Corporation common stock will not be purchased. Our stock purchases reflect the Index, but we make no attempt to forecast general market movements. The correlation between the performance of the Fund and the S&P 500 Index is expected to be 0.95 or higher (a correlation of 1.00 would indicate perfect correlation.) There is no assurance that the Fund will achieve the expected correlation.
         The S&P 500 Index is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of U.S. large capitalization stocks. The Index is composed of 500 common stocks of large capitalization companies that are chosen by Standard and Poor's Corporation on a statistical basis. The inclusion of a stock in the Index in no way implies that Standard & Poor's Corporation believes the stock to be an attractive investment. The 500 stocks, most of which trade on the New York Stock Exchange, represent approximately 70% of the market value of all U.S. common stocks. Each stock in the Index is weighted by its market value.
         Because of the market value weighting, the 50 largest companies in the Index currently account for approximately 50% of the Index. Typically, companies included in the Index are the largest and most dominant firms in their respective industries. The Investment Adviser routinely compares the Fund's composition to the Index and rebalances the Fund as required.
         We may invest in instruments, other than common stocks, whose return depends on stock market prices. They include S&P 500 Stock Index futures contracts, options on the Index, options on futures contracts, and debt securities. These are derivative securities whose returns are linked to the returns of the S&P 500 Index. These investments are made primarily to help the Fund track the total return of the Index. The use of S&P 500 Index derivatives allows the Fund to achieve close correlation with the Index on a cost-effective basis while maintaining liquidity. Purchase of futures and options requires only a small amount of cash to cover the Fund's position and approximate the price movement of the Index. In order to avoid leverage, any cash which we do not invest in stocks or in futures and options we invest in short-term debt securities of the same type as the Transamerica Premier Cash Reserve Fund can invest. See "Transamerica Premier Cash Reserve Fund" on page 12. These investments allow the Fund to approximate the dividend yield of the Index, to cover the Fund's open positions in the S&P 500 Index derivatives, and to help offset transaction costs and other expenses not incurred by the unmanaged Index. For more information on derivatives, see the section on "Options, Futures, and Other Derivatives" on page 15 of this Prospectus, and also in the Statement of Additional Information.
         The Transamerica Premier Index Fund is not affiliated with, sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.


Points to Consider When Investing

The performance of the Transamerica Premier Index Fund will reflect the performance of the S&P 500 Index although it may not match it precisely. Generally, when the Index is rising, the value of shares in the Fund should also rise. When the market is declining, the value of shares should also decline. The Index's returns are not reduced by investment or operating expenses. So, our ability to match the Index will be impeded by such expenses. The Fund's return versus the Index, and its monthly correlation with the movement of the Index, will be reviewed by the Fund's management and reported to the Board.
         The Portfolio turnover rate may be as high as 200%. This may result in higher transaction costs and tax consequences than for a less actively traded fund, but the Investment Adviser believes that such turnover will not adversely affect the Fund's performance. See "Investment Procedures and Risk Considerations" on page 13 for more information on turnover.

         The Fund is intended for investors who wish to participate in the overall growth of the economy, as reflected by the domestic stock market. By owning shares of the Fund, you indirectly own shares of the largest companies, according to their proportional representation in the Index. Investors should have the perspective, patience, and financial ability to take on average stock market volatility in pursuit of long-term capital growth. Because of the uncertainty associated with common stock investments, the Fund is intended to be a long-term investment.

Transamerica Premier Bond Fund
Investment Objective
We seek to achieve a high total return (income plus capital changes) from fixed income securities consistent with preservation of principal for this Fund.

Investment Strategies and Policies
We invest in a diversified selection of corporate and government bonds and mortgage-backed securities. Through our proprietary evaluation and credit research, we attempt to identify bonds whose potential to outperform other similar bonds, by virtue of underlying credit strength and market mispricing, is not fully reflected in the current bond market valuations. By actively managing the Fund, we capitalize on these opportunities. We seek to accumulate additional return by finding price advantages as they occur in the market.

  We normally invest at least 65% of the Fund's assets in investment grade bonds. Investment grade bonds are rated Baa or higher by Moody's Investors Service ("Moody's"). They are rated BBB or higher by Standard & Poor's Corporation ("S&P"). Maturities are primarily between 10 and 30 years. In addition, we may invest in lower-rated securities (currently not expected to exceed 20% of the Fund's assets). Those securities are rated Ba1 or lower (Moody's) and BB+ or lower (S&P). We may also invest in unrated securities of similar quality, as determined by us. For more information on lower-rated securities, see "High-Yield (OJunk') Bonds" on page 15 of the Prospectus and see the Statement of Additional Information. For more information on S&P and Moody's ratings, see "Summary of Bond Ratings" on page 26.
         Our investments may include securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, publicly traded corporate securities, as well as municipal obligations. We also may invest in mortgage-backed securities issued by various federal agencies and government sponsored enterprises and in other mortgage-related or asset-backed securities. The investments in mortgage-related securities can be subject to the risk of early repayment of principal. For more information, see "Mortgage-Backed and Asset-Backed Securities" on page 16 and the Statement of Additional Information.
         We may buy foreign securities and other instruments if they meet the same criteria described above for the Fund's investments in general. We may invest as much as 20% of the Fund's assets in foreign securities. At times the Fund may have no foreign investments. See "Foreign Securities" on page 15.
         If a security in the Fund that was originally rated "investment grade" is downgraded by a ratings service, it may or may not be sold. This depends on our assessment of the issuer's prospects. However, we will not purchase below-investment-grade securities if that would increase their representation in the Fund to more than 35%. See "Summary of Bond Ratings" on page 26 and "High Yield (OJunk') Bonds" on page 15 for a description of bond ratings and junk bonds.
         As part of the management of cash and cash equivalents and to help maintain liquidity, we may purchase and sell the same kind of money market and other short-term instruments and debt securities as we do for the Transamerica Premier Cash Reserve Fund. See "Transamerica Premier Cash Reserve Fund" on page
12. We may also invest in options and futures contracts on other securities or groups of securities and preferred stock. See "Options, Futures and Other Derivatives" on page 15 and in the Statement of Additional Information. We ordinarily invest in common stock only as a result of conversion of bonds, exercise of warrants, or other extraordinary business events.

Points to Consider When Investing
The Transamerica Premier Bond Fund is intended for investors who have the perspective, patience, and financial ability to take on above-average bond price volatility in pursuit of a high total return produced by income from longer-term securities and capital changes from undervalued credit strength. Due to the longer maturity of the Fund's assets, the price of the Fund's securities can fluctuate more sharply than shorter-term securities when interest rates go up or down. An increase in interest rates will cause prices to fall. A decrease in rates will cause prices to rise. Because of the uncertainty associated with long-term bond investments, the Fund is intended to be a long-term investment.
         The longer maturity bonds in which we primarily invest tend to produce higher income than bonds with shorter maturities. Longer maturity bonds also tend to vary more in price in response to changes in interest rates. The basic quality of the bonds, which are primarily investment grade, tends to provide some safety of principal.
         In general, lower-rated bonds, which are a much lesser component of the Fund, offer higher returns. But they also carry higher risks. These can include: a) a higher risk of insolvency, especially during economic downturns; b) a lower degree of liquidity; and c) the prices of lower-rated bonds can be more volatile.


Transamerica Premier Balanced Fund
Investment Objective
We seek to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash (or cash equivalents) for this Fund.

Investment Strategies and Policies

We invest in a diversified selection of common stocks, bonds, and money market instruments and other short-term debt securities. We attempt to achieve reasonable asset appreciation during favorable periods and conservation of principal in adverse times. This requires flexibility in managing the Fund's assets. Therefore, we may shift the portions held in bonds and stocks according to business and investment conditions. The Fund may hold equity, fixed income, and cash securities in any proportion, although at all times it will not hold less than 25% of its assets in non-convertible debt securities. When the Investment Adviser determines that market conditions warrant, the Fund may invest without limit, in cash or cash equivalents for temporary defensive purposes. To the extent that the Fund is so invested, it is not achieving the investment objectives of the Fund.
         In general, common stocks represent 60-70% of the Fund's total assets, with the remaining 30% to 40% of the Fund's assets primarily invested in investment grade bonds as rated by either Moody's or S&P and cash (or cash equivalents). The Fund holds common stocks primarily to provide long-term growth of capital and income. Changes in the asset mix may be made to increase the bond position of the fund and to help achieve the Fund's objectives of long-term growth as well as capital preservation.
         The stocks in the Transamerica Premier Balanced Fund are generally growth companies that we consider to be premier companies and undervalued in the stock market. Equity securities may be selected by us based on growth potential and dividend paying properties since income is a consideration. We manage the equity portion of the Fund in a similar manner as we do the Transamerica Premier Equity Fund, although the selection of securities may differ. See "Transamerica Premier Equity Fund" on page 8.
         We invest the fixed income portion of the Fund in a diversified selection of corporate and U.S. government bonds and mortgage-backed securities. We manage this portion in a similar manner as we do the Transamerica Premier Bond Fund, although the selection of securities may differ. See "Transamerica Premier Bond Fund" on page 10. The fixed income assets are normally at least 65% high quality, investment grade bonds with maturities of between 5 and 30 years. Non-investment grade bonds held in the fixed income portion of the Fund will be less than 20% of the Transamerica Premier Balanced Fund's net assets. For more information on non-investment grade bonds, see "High-Yield (OJunk') Bonds" on page 15 and the Statement of Additional Information. The Fund may also hold certain short-term fixed income securities. As part of the management of cash and cash equivalents and to help maintain liquidity, we may purchase and sell the same kind of money market and other short-term instruments and debt securities as we do for the Transamerica Premier Cash Reserve Fund. See "Transamerica Premier Cash Reserve Fund" on page 12.
   We may buy foreign securities and other instruments if they meet the same criteria described above for the Fund's investments in general. We may invest as much as 20% of the Fund's assets in foreign securities. At times the Fund may have no foreign investments. Foreign stock securities purchased by us will be those traded on the U.S. exchanges as American Depositary Receipts ("ADRs"). We may also invest in stock and bond index futures and options to a limited extent, as well as preferred stocks.

Points to Consider When Investing

In general, the Fund holds equities for long-term capital appreciation, and holds bonds for stability of principal and income as well as a reserve for investment opportunities. This balance often creates a situation where some of the market risks offset one another. But investment risks cannot totally be avoided. The expected performance of such a fund would normally lie somewhere between the performance of an equity fund (holding the same stocks) and the performance of a bond fund (holding the same bonds). But this depends on the actual proportions of stocks and bonds. Since we have flexibility in changing the balance between asset classes, we may increase exposure to the current advantages of one or more of the asset classes. Or we may avoid the current disadvantages of one or more of the asset classes.
         The Transamerica Premier Balanced Fund is intended for investors who wish to participate in both the equity and debt markets, but who wish to leave the allocation of the balance between them to professional management. The Fund is intended for investors who have the perspective, patience, and financial ability to take on average market volatility in pursuit of long-term total return that balances capital growth and current income. Because of the uncertainties associated with common stock and bond investments, the Fund is intended to be a long-term investment.


Transamerica Premier Cash Reserve Fund
Investment Objective
We seek to maximize current income from money market securities consistent with liquidity and preservation of principal for this Fund.


Investment Strategies and Policies

This is a money market fund. We invest primarily in high quality U.S. dollar-denominated money market instruments of U.S. and foreign issuers with remaining maturities of 13 months or less, including:

* Obligations issued or guaranteed by the U.S. and foreign governments and their agencies or instrumentalities;
* Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks;

* Short-term corporate obligations, including commercial paper, notes, and bonds; * Other short-term debt obligations with remaining maturities of 397 days or less; and * Repurchase agreements involving any of the securities mentioned above.
         We may also purchase other

marketable, non-convertible corporate debt securities of U.S. issuers. These investments include bonds, debentures, floating rate obligations, and issues with optional maturities. See the Statement of Additional Information for a description of these securities and other requirements under Rule 2a-7 of the Investment Company Act of 1940.

         Bank obligations are limited to U.S. or foreign banks having total assets over $1.5 billion. Investments in savings association obligations are limited to U.S. savings banks with total assets over $1.5 billion. Investments in bank obligations can include instruments issued by foreign branches of U.S. or foreign banks or domestic branches of foreign banks.
         In addition, we may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities. We may buy these foreign securities and other instruments if they meet the same criteria described above for the Fund's investments in general. The Fund can invest up to 25% of its assets in obligations of Canadian and other foreign issuers. At times the Fund may have no foreign investments.
   The commercial paper and other short-term corporate obligations are determined by us to present minimal credit risks. We determine that they are either: a) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations; b) rated in the highest short-term rating by a single rating organization if it's the only organization that has assigned the obligations a short-term rating; or c) unrated, but determined by us to be of comparable quality (also called "First Tier Securities").
         We seek to maintain a stable net asset value of $1.00 per share by investing in securities which present minimal credit risk as defined above, by maintaining the average maturity of the Fund's portfolio at 90 days or less, and by valuing the Fund's securities on an amortized cost basis.


Points to Consider When Investing

The Fund provides a low risk, relatively low cost way to maximize current income through high quality money market securities that offer stability of principal and liquidity. The rates on short-term investments made by us and the daily dividend will vary, rising or falling with short-term rates generally. The Fund's yield will tend to lag behind the changes in interest rates. The speed with which the Fund's yield reflects current market rates will depend on how quickly its securities mature and the amount of money available for new investment. This Fund may be a suitable investment for temporary or defensive purposes. It may also be appropriate as part of an overall long-term investment strategy.

The Transamerica Premier Cash Reserve Fund is neither insured nor guaranteed by the United States Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

What is Fundamental?

The investment objectives given for each Fund are fundamental. This means they can be changed only with the approval of the majority of shareholders. We can give you no assurance that these objectives will be met. Many of the strategies and policies are not fundamental. This means strategies and policies can be changed by the Board without your approval.

         If any investment objectives of a Fund change, you should decide if the Fund still meets your financial needs. More information about this is in the Statement of Additional Information.

For the Transamerica Premier Equity Fund, we generally focus on growth stocks of what we consider to be premier companies. The Funds in
Detail (continued) Stock prices go up and down, especially over a short-term horizon. So if you invest in the Transamerica Premier Equity Fund you should be willing to accept these kinds of price swings while focusing on the long-term investment objective. The Transamerica Premier Index Fund is an easy way for you to invest in the overall stock market since the Fund's objective is to track the performance of the s&p 500. The
Funds in Detail  (continued) Bond prices and  interest  rates tend to work like a see-saw. Longer maturity bonds sit out towards the end. Shorter maturity bonds sit in towards the center. When interest Rates rise, bond prices fall. When interest rates fall, bond prices rise. We invest primarily in high quality, investment grade corporate and government bonds and mortgage-backed securities, and, to a lesser extent, in below-investment grade securities, foreign securities, and cash equivalents. The
Funds in Detail  (continued) The stocks in the Premier  Balanced Fund are usually concentrated among premier growth companies. We manage that portion of the Fund much like we manage the Transamerica Premier Equity Fund.
The name of the Transamerica Premier Balanced Fund is very descriptive. We attempt to balance long-term capital growth (stocks) with current income (bonds and other fixed income securities). We manage the fixed income portion of
the Transamerica Premier Balanced Fund
(mostly bonds and
mortgage-backed
securities)  much like we manage the  Transamerica  Premier Bond Fund.
 The  Funds in  Detail  (continued) By  investing  in both
stocks and bonds, we attempt to lessen overall investment risk. The Transamerica Premier Cash Reserve Fund offers a place to keep your money while you are considering in which funds to invest, or for your short-term needs.
12 The Transamerica Premier Cash Reserve Fund offers the convenience of a low risk, relatively low cost investment. You can get at your money simply by writing checks, just as you do with your bank checking account (although there is a minimum check amount of $250). See"By Check" on page 19.
 A  General  Discussion  About  Risk    It's  important  for you to
understand the risks inherent in investing in different kinds of funds, such as our Funds. All investments are subject to risk. Each of the Funds is subject to the following risks:


Market or Price Volatility Risk

For stocks, this refers to the up and down price fluctuations, or volatility, caused by changing conditions in the financial markets. For bonds and other debt securities, it is the change in market price caused by interest rate movements. Longer-maturity bond funds and stock funds are more subject to this risk than money market and shorter-maturity bond funds.

Financial or Credit Risk
For stocks and other equity securities, financial risk comes from the possibility that current earnings of the stock company will fall or that overall financial circumstances will decline. Either of these could cause the security to lose its value. For bonds and other debt securities, financial risk comes from the possibility that the issuer will not be able to pay principal and interest on time. Funds with low quality bonds and speculative stock funds are more subject to this risk than funds with government or high quality bonds. For more information, see "High-Yield (`Junk') Bonds" on page 15 and "Summary of Bond Ratings" on page 26.


Current Income Risk

The Funds receive income, either as interest or dividends, from the securities in which they have invested. Each Fund pays out substantially all of this income to its shareholders as dividends. See the footnote for "What About Taxes?" on page 22. The dividends paid out to shareholders are called current income. Current income risk means how much and how quickly overall interest rate or dividend rate changes on income received by the Funds affects our ability to maintain the current level of income paid to shareholders.


Inflation or Purchasing Power Risk
Inflation risk is the uncertainty that your invested dollars may not buy as much in the future as they do today. Longer-maturity bond funds are more subject to this risk than money market or stock funds.

Sovereign Risk
Sovereign risk is the potential loss of assets or earning power due to government actions, such as taxation, expropriation, or regulation. Funds with large investments overseas or funds with tax-advantaged investments are more subject to this risk.

    More in-depth information about risk is provided in the following section and in the Statement of Additional Information. How you feel about risk is personal. Risk reflects uncertainty or unexpected change. Try to come up with a balance of investments that allows you to go after your main goals while still giving you peace of mind. Investment Procedures and Risk Considerations Buying and Selling Securities In general, we purchase and hold securities for each Fund for capital growth, current income, or a combination of those purposes. However, we ordinarily buy and sell securities whenever we think it is appropriate in order to achieve the Fund's investment objective. Fund changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because investment changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may result.

         We may sell one security and simultaneously purchase another of comparable quality. We may simultaneously purchase and sell the same security to take advantage of short-term differentials and bond yields. Or we may purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in these decisions. However, certain tax considerations can restrict our ability to sell securities in some circumstances when the security has been held for less than three months. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. This can result in the acceleration of taxable gains.

         Turnover has not been and will not be a consideration. The Investment Adviser buys and sells securities for each Fund whenever they believe it is appropriate to do so.
         During the year 1996, the rate at which the total portfolio of securities for each fund turned over was: 60% for the Transamerica Premier Equity Fund; 94% for the Transamerica Premier Index Fund; 7% for the Transamerica Premier Bond Fund; and 19% for the Transamerica Premier Balanced Fund. We consider the turnover rate for the Transamerica Premier Cash Reserve Fund to be zero for regulatory purposes. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one year period. Short-term gains realized from turnover are taxable to shareholders as ordinary income, except for shares held in special tax-qualified accounts (such as IRAs or employer sponsored pension plans). In addition, higher turnover rates can result in corresponding increases in brokerage commissions and other transaction costs. We generally will not consider turnover rates in making investment decisions on behalf of any Fund consistent with the Fund's investment objective and policies.
         For more information, see "What About Taxes?", on page 22, and the Statement of Additional Information.


Fund Lending

As a way to earn additional income, we may lend Fund securities to creditworthy persons not affiliated with the Funds. Such loans must be secured by cash collateral or by irrevocable letters of credit maintained on a current basis in an amount at least equal to the market value of the securities loaned. During the existence of the loan, we must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. We must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable us to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund's net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). The lending policy described in this paragraph is a fundamental policy that can be changed only by a vote of a majority of shareholders.
         Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.


Borrowing Policies of the Funds

We can borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. We can borrow up to one-third of a Fund's total assets. To secure borrowings, we can mortgage or pledge securities in an amount up to one-third of a Fund's net assets. If we borrow money, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than through reverse repurchase agreements, while the level of borrowing exceeds 5% of the Fund's total assets. For more information on reverse repurchase agreements see the "Reverse Repurchase Agreements and Leverage" section below.


Repurchase Agreements

We may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when, at the time we purchase an interest-bearing debt obligation, the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. Since the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. Our risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller is unable to make a timely repurchase, our expected proceeds could be delayed, or we could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. We have established procedures to evaluate the creditworthiness of parties making repurchase agreements.
         The securities underlying repurchase agreements are not subject to the restrictions applicable to maturity of the Funds or their securities.
         We will not invest in repurchase agreements maturing in more than seven days, if that would result in more than 10% of the Fund's net assets being so invested when taking into account the remaining days to maturity of our existing repurchase agreements.

Reverse Repurchase Agreements
and Leverage
We may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction we sell securities and simultaneously agree to repurchase them at a price which reflects an agreed-upon rate of interest. We will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.
         Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of the Fund's shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities, if the opposite party has financial difficulties. A Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets.

When-Issued Securities
We may sometimes purchase new issues of securities on a when-issued basis. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. The market price of the securities at the time of delivery may be higher or lower than those contracted for on the when-issued security, and there is some risk the transaction may not be consummated. We maintain a segregated account for each of the Funds consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments.

Short Sales
We may sell securities which we do not own, or intend to deliver to the buyer if we do own ("sell short") if, at the time of the short sale, we own or have the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow us to hedge against price fluctuations by locking in a sale price for securities we do not wish to sell immediately.
         We may make a short sale when we want to sell a security we own at a current attractive price. This allows us to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, (the "Code"). We will make short sales only if the total amount of all short sales does not exceed 10% of the Fund. This limitation can be changed at any time.

Municipal Obligations
We may invest in municipal obligations for any Fund, except for the Transamerica Premier Index Fund. This includes the equity Funds as part of their cash management techniques. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer's future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable us to demand payment from the issuer or a financial intermediary on short notice.

High-Yield ("Junk") Bonds
High-yield bonds (commonly called "junk" bonds) are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payment on time. If this happens, we would lose some of our income, and we could expect a decline in the market value of the securities affected. We need to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.
         We may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain municipalities may decide not to pay the cost of getting a rating for their bonds. We analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, to determine whether to purchase unrated municipal bonds.
         Unrated debt securities will be included in the 35% limit on non-investment grade debt of the applicable Funds, unless we deem such securities to be the equivalent of investment grade securities. See "Summary of Bond Ratings" on page 26 and the Statement of Additional Information for a description of bond rating categories.

Foreign Securities
We may invest in foreign securities for each of the Funds, except the Transamerica Premier Index Fund. Foreign equity investments for the Transamerica Premier Equity Fund and the Transamerica Premier Balanced Fund are limited to the purchase of American Depositary Receipts ("ADRs") evidencing ownership of the underlying foreign securities. ADRs are dollar-denominated and are issued by domestic banks or securities firms and traded in the U.S.
         Investing in securities of foreign issuers involves different, and sometimes greater risks than investments in securities of U.S. issuers. These include an increased risk of adverse political and economic developments, and with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of the funds or other assets of a Fund. These risks are discussed under "A General Discussion About Risk" on page 13.

Options, Futures, and Other Derivatives
We may use options, futures, forward contracts, and swap transactions ("derivatives") for each of the Funds. However, we do not currently use, nor anticipate using, derivatives for the Transamerica Premier Cash Reserve Fund. We may seek to protect a Fund against potential unfavorable movements in interest rates or securities' prices by investing in derivatives. If those markets do not move in the direction we anticipate, we could suffer investment losses. We may purchase, or we may write, call or put options on securities or on indexes ("options"). We may also enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes ("futures contracts"), options on futures contracts, forward contracts, and interest rate swaps and swap-related products. We use these instruments primarily to adjust a Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is an attempt to reduce the overall investment risk. However, the Transamerica Premier Index Fund will use derivatives as part of its strategy to match the performance of the S&P 500 Index.
         Risks in the use of these derivatives include, in addition to those referred to above: a) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; b) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; c) the possible absence of a liquid secondary market for any particular derivative at any time; d) the potential loss if the counterparty to the transaction does not perform as promised; and e) the possible need to defer closing out certain positions to avoid adverse tax consequences. More information on derivatives is contained in the Statement of Additional Information.

Mortgage-Backed and
Asset-Backed Securities
We may invest in mortgage-backed and asset-backed securities. The Transamerica Premier Bond Fund is more likely to invest in such securities than the other Funds. Mortgage-backed and asset-backed securities are generally pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating "prepayment risk." For example, prepayments on Government National Mortgage Association ("GNMAs") are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, we may be required to invest these proceeds at a lower interest rate, causing us to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

Zero Coupon Bonds
We may invest in zero coupon bonds and strips. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum which represents both principal and interest is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

Illiquid Securities
We may invest up to 15% of a Fund's net assets in securities that are illiquid, except that the Transamerica Premier Cash Reserve Fund may only invest 10%. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions. Repurchase agreements which mature in more than seven days are included as illiquid securities. It may be difficult for us to sell these investments quickly for their fair market value.
         Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors under Rule 144A may not be considered illiquid. This is provided that a dealer or institutional trading market exists. The institutional trading market is relatively new. Liquidity of the Funds' investments could be impaired if trading for these securities does not further develop or declines. The Investment Adviser determines the liquidity of Rule 144A securities under guidelines approved by the Board.

Variable Rate, Floating Rate, or Variable Amount Securities
We may invest in variable rate, floating rate, or variable amount securities for each Fund, except for the Transamerica Premier Equity Fund. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Investments in Other Investment Companies
We may invest up to 10% of a Fund's total assets in the shares of other investment companies, but only up to 5% of its assets in any one other investment company. In addition, we cannot purchase more than 3% of the securities of any one investment company for any Fund. We intend to keep these investments to a minimum. We have the ability to buy and sell securities whenever appropriate in order to achieve a Fund's investment objective. Investment Procedures and Risk Considerations
(continued) Investment  Procedures and Risk Considerations
(continued) Investment  Procedures and Risk Considerations
(continued) Shareholder Services Our goal is to make your investment in our Funds, and the ongoing account servicing, as simple as possible by offering the following shareholder services:

* Simple application form with service representatives to assist you.
*    Purchases, exchanges and redemptions by phone.
*    Purchases and redemptions by wire.
* Automatic Investment Plan - you designate an amount of $50 or more to be automatically withdrawn from your checking, savings or other bank account and deposited into the Fund you select. * Automatic Exchange Plan - allows you to specify an amount to be automatically withdrawn from one Fund and deposited into another Fund on a regular basis, once or twice a month. * Automatic Income Plan
- you can receive automatic monthly payments from your Fund account to your checking or savings account. * Automatic investment of dividends. * Uniform Gifts to Minors (UGMA or UTMA). * Transmission of redemption proceeds by electronic funds transfer. * Check writing --- unless your account is for a Pension or Retirement Savings Program, you can write checks for $250 or more against your Transamerica Premier Cash Reserve Fund account. * Individual Retirement Account (IRA) - we will administer your IRA.


Opening Your Account
To open an account, complete the application and send it to us with a check, money order, or wire for the amount you want to invest. Mail the application to:


 Transamerica Investors
 P.O. Box 9232
 Boston, MA 02205-9232


If you need help in filling out your application, call one of our customer service representatives at 1-800-89-ASK-US (1-800-892-7587). We will walk you through the application and help you understand everything.

IRA Accounts

You can establish an Individual Retirement Account ("IRA"), for yourself or under your employer's Simplified Employee Pension ("SEP"), or other comparable program allowed by the Internal Revenue Service with us. Contributions to an IRA may be deductible from your taxable income, depending on your personal tax situation. Please call 1-800-89-ASK-US (1-800-892-7587) for your IRA application kit, or for additional information. The kit has information on whether you qualify for deductible contributions to an IRA.
   If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to your Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA in one or more of the Funds, the money must be paid directly by your pension plan administrator to Transamerica Investors to avoid a 20% federal withholding tax. See "What About Taxes?" on page 22.

         There is an annual fee of $10 per Fund in which you own shares for administering your IRA. This is limited to a maximum annual fee of $36 per taxpayer identification number. We will waive this fee if the combined value of all shares in your IRA accounts is $5,000 or more when the fee is due. Alternatively, you can pay a one-time, non-refundable fee of $100 for all IRA accounts that are maintained under the same taxpayer identification number. You may pay the fee to us, otherwise we will deduct the annual fee ordinarily during December of each year or at the time you fully redeem your shares in a Fund, if before then. The Company reserves the right to change the fee, but we will notify you at least 30 days in advance of any change.

Uniform Gifts to Minors

A Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) account allows an adult to put assets in the name of a minor child. The adult maintains control over these assets until the child reaches the age of majority, which is generally 18 or 21. State laws dictate which type of account can be used and the age of majority. An adult must be appointed as custodian for the account and will be legally responsible for administering the account, but the child's Social Security number must be used. Generally, the person selected as custodian is one of the parents or grandparents, but may be some other adult relative or friend. By shifting assets to a custodial account, you may benefit if the child's tax rate is lower.


How to Buy Shares
You May Buy Shares in One of Four Ways:

1. By Mail
Fill out an investment coupon from a previous confirmation statement, or indicate on your check or a separate piece of paper your name, address and account number, and mail it to:


 Transamerica Investors
 P.O. Box 9232
 Boston, MA 02205-9232
         All investments made by check should be in U.S. dollars and made payable to Transamerica Investors, Inc., or in the case of a retirement account, the custodian. We will not accept third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), and we will not accept checks drawn on credit card accounts. When you make purchases by check or Automatic Investment Plan, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.


2. By Automatic Investment Plan

You can make investments automatically by electing this service in your application. It will authorize us to take regular, automatic withdrawals from your bank account. These periodic investments must be at least $50 for each Fund in which you are automatically investing. You can change the date or amount of your monthly investment, or terminate the Automatic Investment Plan, at any time by letter or telephone call (with prior authorization). Give us your request at least 20 business days before the change is to become effective. You may also be able to have investments automatically deducted from: P. your paycheck at work;
o your savings account;   your annuity from  Transamerica;  (1) your social
security payments; or (0) other sources of your choice.

Call 1-800-89-ASK-US (1-800-892-7587) for more information.


3. By Telephone

If you elect the telephone purchasing service on your application, you can make occasional electronic withdrawals from your designated bank account by calling 1-800-89-ASK-US (1-800-892-7587).

         We take reasonable precautions to make sure that telephone instructions are genuine. Precautions include requiring you to positively identify yourself, tape recording the telephone instructions, and providing written confirmations. We accept all telephone instructions we reasonably believe to be accurate and genuine. Any losses arising from communication errors are your responsibility. If reasonable procedures are not used to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to unauthorized or fraudulent transactions.

4. By Wire

You can make your initial or subsequent investments in the Funds by wire. Here's what you need to do: P. send us your application form (initial investment only);
o call  1-800-89-ASK-US  (1-800-892-7587) for a wire number;  instruct your bank to wire money to State Street Bank, ABA number 011000028, DDA number 9905-134-4; and (1) specify on the wire:
         a. "Transamerica Investors, Inc.";
         b.       your Fund's account number, if you have one;
         c. identify the Funds in which you would like to purchase shares, and the amount to be allocated to
each Fund (e.g., $5,000 in                  the Transamerica Premier Equity Fund
 and $4,000 in the
Transamerica Premier Bond Fund);
         d.       your name, your city and state; and
         e.       your wire number.

         Wired money is considered received by us when we receive the wire and all the required information listed above. If we receive your telephone call and wire before the New York Stock Exchange closes, usually 4:00 p.m. Eastern Standard Time, the money is credited that same day if you have supplied us with all other needed information.


Minimum Investments
         Minimum  Minimum
         Initial  Subsequent
 Type of Account  Investment        Investment
 Regular Accounts $1,000   $100
 Pension or Retirement  Saving Programs     $250     None
 Uniform Gift to Minors (UGMA) or
 Transfer to Minors (UTMA)  $250    $100
 Automatic Investment Plans         $50     $50

Your investment must be a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; these investments will be returned. The price you pay for your shares will be the next determined net asset value after your purchase order is received. See "Share Price" on page 23. The Company reserves the right to reject any application or investment. There may be circumstances when the Company will not accept new investments in one or more of the Funds. If you have a securities dealer, bank, or other financial institution handle your transactions with us you may be charged a fee by them.


How to Sell Shares

You can sell your shares (called "redeeming") at any time. You'll receive the net asset value next determined after we receive your redemption request, assuming all requirements have been met. Before redeeming, please read "When Share Price Is Determined" on page 23, "Minimum Account Balances" on page 21, and "Points to Remember When Redeeming" on page 20. You have several options for receiving your redemption: * By check; * By electronic transfer to your bank; or
* By wire transfer If your wire transfer is $2,500 or less, we will charge a $10 fee. Also, some banks may charge a fee to receive the wire transfer.
   If you call us before the close of the New York Stock Exchange, usually 4:00 p.m. Eastern Standard Time, you will receive the price determined as of the close of that business day. See "Share Price" on page 23.


You May Sell Shares in One
of Four Ways:
1. By Mail

Your written instructions to us to redeem shares can be in any one of the following forms: * By redemption form, available by calling 1-800-89-ASK-US (1-800-892-7587); * By letter; or * By assignment form or other authorization granting power with respect to your shares in one of the Funds.

         Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

         If the amount redeemed is over $50,000, all signatures must be guaranteed. See "Signature Guarantee" on page 21. The request must be signed by each registered owner. All owners must sign the request exactly as their names appear in the registration. For example, if the owner's name appears in the registration as John Michael Smith, he must sign that way and not as John M. Smith.


2. By Telephone

If you have previously authorized telephone directions in writing (e.g., in your application), you can redeem your shares by calling 1-800-89-ASK-US (1-800-892-7587). Be careful in calling, since once made, your telephone request cannot be modified or canceled.

         We take reasonable precautions to make sure that telephone instructions are genuine. Precautions include requiring you to positively identify yourself, tape recording the telephone instructions, and providing written confirmations. We accept all telephone instructions we reasonably believe to be accurate and genuine. Any losses arising from communication errors are your responsibility. If reasonable procedures are not used to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to unauthorized or fraudulent transactions. For detailed information on how
telephone   transactions   will   operate,   see  the  Statement  of  Additional
Information.


3. By Check

(Transamerica Premier Cash Reserve Fund only) Redemptions can be made from the Transamerica Cash Reserve Fund by check. To be eligible, you must have applied for the check writing feature on your account application. The signature(s) you designated must appear on the check for it to be honored. If you close your account by check, we will send you any accrued dividends by check. You can write an unlimited number of checks, as long as each check is for $250 or more, and as long as the Fund account balance does not drop below $500. See "Minimum Account Balances" on page 21.
   This option is not available for Pension or Retirement Savings Program accounts (including IRA's), or any other account controlled by a fiduciary.


4. By Automatic Income Plan
Under the Automatic Income Plan we automatically redeem enough shares each month to provide you with a check or automatic deposit to your bank account. The minimum is $50 per Fund. Please tell us:
a) when you want to be paid each month;
b) how much you want to be paid; and
c) from which Fund(s).


To set up an Automatic Income Plan, call us at 1-800-89-ASK-US (1-800-892-7587).


         If your monthly income payments exceed the dividends, interest, and capital appreciation on your shares, the payments will deplete your investment.
         You can specify the Automatic Income Plan when you make your first investment. If you sign up for the plan later, the request for the Automatic Income Plan or any increase in payment amount must be signed by all owners of your account.
      You can request us to send payments to an address other than the address of record at the time of your first investment. After that, a request to send payments to an address other than the address of record must be signed by all owners of your account, with their signatures guaranteed.

         The Automatic Income Plan option can be terminated at any time. If it is, we will notify you. You can terminate the Plan or change the amount of the payments by writing or calling us. Termination or change will become effective within 15 days after we receive your instructions.


How Long Will It Take?
We will usually send your redemption payment to you on the second business day after we receive your request, but not later than seven days afterwards, assuming we have all the information we need. If the information you provide us is incomplete, we will contact you, but this may delay the redemption.
         The Company may postpone such payment if: (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the U.S. Securities and Exchange Commission (the "Commission"), or the Commission requires that trading be restricted; or (c) the Commission permits a delay for the protection of investors.
         When a redemption occurs shortly after a recent check purchase, the redemption proceeds may be held beyond seven days but only until the purchase check clears, which may take up to 15 days. If you anticipate redemptions soon after you purchase your shares by check, you can avoid this delay by wiring your purchase payment.

Points to Remember When Redeeming

* All redemptions are made and the price is determined on the day we receive all necessary documentation. See "When Share Price Is Determined" on page 23. * We cannot accept redemptions specifying a certain date or dollar price. It must be an amount. We will return these requests. * For redemptions greater than $250,000 the Company reserves the right to give you marketable securities instead of cash. See the Statement of Additional Information, or call us at 1-800-89-ASK-US (1-800-892-7587). * If you request a redemption check within 30 days of your address change, you must send us your request in writing with a signature guarantee. Keep your address current by writing or calling in your new address to us as soon as possible. * Except for a transfer of redemption proceeds to the custodian of a tax-qualified plan, we will make all payments to the registered owner of the shares, unless you tell us otherwise. * We will mail all checks to the address of record, unless you tell us otherwise. * If the redemption request is made by a corporation, partnership, trust, fiduciary, agent, or unincorporated association, the individual signing the request must be authorized. If the redemption is from an account under a qualified pension plan, spousal consent may be required. * A request to redeem shares in an IRA or 403(b) plan must be accompanied by an IRS Form W4-P (pension income tax withholding form, which we will provide) and a reason for withdrawal. This is required by the IRS. Please call us at 1-800-89-ASK-US (1-800-892-7587) or write to Transamerica Investors, P.O. Box 9232, Boston, MA 02205-9232 for further information. How to Exchange Shares Between Funds If your investment needs change, you can exchange shares in any Fund for shares of any other Fund within the same class. You can exchange shares by any of the following methods: * By mail; * By telephone; or * By the Automatic Exchange Plan


By Mail or Telephone
The procedures relating to exchanges in writing and by telephone are the same as for purchases. Exchanges are available to any resident of any state in which shares of the Fund are legally sold.

By Automatic Exchange Plan

You can make automatic share exchanges either once or twice a month. You can request this service in writing to us. Your request must be signed by all registered owners of the account. Call 1-800-89-ASK-US (1-800-892-7587) for information.


Points to Remember When
Making Exchanges

* Make sure you understand the investment objective of the Fund into which you are exchanging shares. The exchange service is not designed to give shareholders the opportunity to "time the market." It gives you a convenient way to change the balance between the accounts so that it more closely matches your overall investment objectives and risk tolerance level. * You can make an unlimited number of exchanges between the Funds. However, unless you are using the Automatic Exchange Plan, further exchanges may be suspended for the remainder of any calendar year during which you make more than four exchanges involving a single Fund. This limitation is designed to keep each Fund's asset base stable and to reduce its administrative expenses. * An exchange is treated as a sale of shares from one Fund and the purchase of shares in another Fund. Exchanges are taxable events. See "What About Taxes?" on page 22. * Exchanges into or out of the Funds are made at the next determined net asset value per share after we receive all necessary information for the exchange.


* Exchanges are accepted only if the ownership registrations of both accounts are identical.
* The Company reserves the right to reject any exchange request and to modify or terminate the exchange option at any time.

Other Investor Requirements
and Services
Tax Identification Number

You must furnish your taxpayer identification number and state whether or not you are subject to backup withholding for prior under-reporting. If you don't furnish your tax I.D. number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal withholding tax.


Changing Your Address

To change the address on your account, please call us at 1-800-89-ASK-US (1-800-892-7587), or send us a written notification signed by all registered owners of your account. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Within the first 30 days after an address change, telephone redemptions are permissible only if the redemption proceeds are wired or electronically transferred. See "How to Sell Shares" on page 18.


Signature Guarantee

When a signature guarantee is required, e.g., when the redemption amount is more than $50,000, the signature of each owner of record must be guaranteed by a bank or trust company (or savings bank, savings and loan association, or a member of a national stock exchange). This is required to comply with general stock transfer rules. You must obtain a written guarantee that states "Signature(s) Guaranteed" and is signed in the name of the guarantor by an authorized person. If you have any questions, call 1-800-89-ASK-US (1-800-892-7587).

         Our policy to waive the signature guarantee for amounts of $50,000 or less can be amended or discontinued at any time. A signature guarantee may be required with regard to any particular redemption transaction.

Minimum Account Balances

You must maintain a minimum balance of $500 in each Fund in which you own shares. If a Fund's value falls below $500 as a result of your action, we will notify you. You will have 30 days to increase your balance to or above the minimum. If you do not increase your balance, we will redeem your shares and pay the value to you.

         This minimum does not apply if you are actively contributing to that Fund through an Automatic Investment Plan or if your Fund is for a Pension or Retirement Savings Program (including IRAs), or for an UGMA/UTMA.


How You Will Get Ongoing Information About the Funds
We will send you a consolidated quarterly statement of your account showing all transactions since the beginning of the current quarter. You can request a statement of your account activity at any time. Also, each time you invest, redeem, transfer or exchange shares, we will send you a confirmation of the transaction.
         We will send you an annual report that includes audited financial statements for the fiscal year. It will include a list of securities in each Fund on that date. We will also send you a semi-annual report that includes unaudited financial statements for the previous six months. It will also include a list of securities in each Fund on that date.
         We will send you a new Prospectus each year. The Statement of Additional Information is also revised each year. We will send this to you only if you request it.

How to Transfer Your Shares to Another Person

You can transfer ownership of your shares to another person or organization, or change the name on an account, by sending us written instructions. The request must be signed by all registered owners of your account. To change the name on an account, the shares must be transferred to a new account. The request must include a signature guarantee. See "Signature Guarantee" on page 21. This option is not available for Pension or Retirement Savings Programs. Please call us at 1-800-89-ASK-US (1-800-892-7587) for additional information.

         The Company reserves the right to amend, suspend, or discontinue offering any of these options at any time without prior notice.


We intend to distribute substantially all of the Funds' net investment income in the form of dividends to you. The following table shows how often we pay dividends on each Fund.

 Fund    Dividend Paid
 Transamerica Premier Equity Fund   Quarterly
 Transamerica Premier Index Fund    Quarterly
 Transamerica Premier Bond Fund     Monthly
 Transamerica Premier Balanced Fund Quarterly
 Transamerica Premier Cash Reserve Fund     Monthly
         Although we pay dividends monthly on the Transamerica Premier Cash Reserve Fund, dividends are determined daily. You may purchase shares of the Transamerica Premier Cash Reserve Fund by wiring federal funds to State Street Bank, the Custodian. If you notify us by calling 1-800-89-ASK-US (1-800-892-7587) by 1:00 p.m. Eastern Standard Time, and State Street receives your wired funds by 4:00 p.m. Eastern Standard Time, your purchase will be effective immediately, and you will begin to earn dividends on that business day. Federal funds wires will be accepted only on a day on which the Federal Reserve is open. To redeem shares of the Transamerica Premier Cash Reserve Fund by federal funds wire, call 1-800-89-ASK-US (1-800-892-7587). We will wire funds to you the next business day on which the Federal Reserve is open. You will earn dividends on the day you request redemption by telephone.

         We distribute net capital gains, if any, on all of the Funds annually.


You can select from among the following distribution options:
Reinvested        You can have all of your dividends and capital gains

         distributions reinvested in additional shares of the same or any other Fund. Unless you choose one of the other options, we will select this option for you
automatically;
Cash and          You can choose to have either your dividends or
Reinvested        your capital gains paid in cash and the other will be

         reinvested in additional shares in the same or any

         other Fund; or
All      Cash  You  can  choose  to  have  your   dividends  and  capital  gains
         distributions paid in cash.


         We make distributions for each Fund on a per share basis to the shareholders of record as of the distribution date of that Fund. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution.

Federal Taxes*

Dividends  paid  by a  Fund  from  net  investment  income,  the  excess  of net short-term capital gain over net long-term capital loss, and original issue discount or certain market discount income will be taxable to shareholders as ordinary income. Distributions paid by a Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholders have held their shares. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders may qualify for the corporate dividends-received deduction to the extent the Fund earns qualifying dividends. We will notify you after each calendar year of the amount and character of distributions you received from each Fund for federal tax purposes.
         For IRAs and pension plans, dividends and capital gains are reinvested and not taxed until you receive a qualified distribution from your IRA or pension plan. You need to consider the tax implications of buying shares immediately prior to a dividend or capital gain distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution. You will be taxed when you receive the distribution even though the distribution represents a return of a portion of the purchase price. You may want to call us at 1-800-89-ASK-US (1-800-892-7587) before your purchase. We will tell you if a distribution is due.

         Redemptions and exchanges of shares are taxable events which may represent a gain or a loss for the shareholder. Individuals and certain other classes of shareholders may be subject to backup withholding of federal income tax on distributions, redemptions and exchanges if they fail to furnish their correct taxpayer identification number. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules. They may be subject to nonresident alien withholding on amounts considered ordinary dividends from the Fund.

         When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct. You will also be asked to certify that you are not subject to backup withholding for failure to report income to the Internal Revenue Service. Pension and Retirement Savings Programs The tax rules applicable to participants and beneficiaries in Pension and Retirement Savings Programs vary according to the type of plan and the terms and conditions of the plan. In general, distributions from these plans are taxed as ordinary income. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits: 1. distributions prior to age 59 1/2 (subject to certain exceptions); 2. distributions that do not conform to specified commencement and minimum distribution rules; 3. aggregate distributions in excess of a specified annual amount; and 4. in other specified circumstances.


You should consult a qualified tax adviser for more information.

Other Taxes
 In addition to federal taxes, you may be subject to state and local taxes on payments received from us. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by a Fund that come from direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes. Check with your own tax adviser regarding specific questions as to federal, state and local taxes.

*For each taxable year, we intend to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Qualifying regulated investment companies distributing substantially all of their ordinary income and capital gains are not subject to federal income or excise tax on any net investment income and net realized capital gains distributed to shareholders. However, the shareholders (you) are subject to tax on these distributions. How Share Price Is Determined We value Fund securities, primarily traded on a domestic securities exchange or NASDAQ, at the last sale price on that exchange on the day the valuation is made. We take price information on listed securities from the exchange where the security is primarily traded. If no sale is reported, we use the mean of the latest bid and asked prices. We generally price securities traded over-the-counter the same way. When market quotations are not readily available, we value securities and other assets at fair value as determined in good faith by the Board.
         We will value all securities held by the Transamerica Premier Cash Reserve Fund, and any short-term investments of the other Funds with maturities of 60 days or less at the time of purchase, on the basis of amortized cost when the Board determines that amortized cost is fair value. Amortized cost involves valuing an investment at its cost and a constant amortization to maturity of any discount or premium, regardless of the effect of assuming movements in interest rates. For more information, see the Statement of Additional Information.

When Share Price Is Determined

The price of your shares is their net asset value. We determine the net asset value by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. Except for the Transamerica Premier Cash Reserve Fund, we determine the net asset value only on days that the New York Stock Exchange (the "Exchange") is open. We determine the net asset value of the Transamerica Premier Cash Reserve Fund only on days that the Federal Reserve is open.
         If we receive your investment or redemption request before the close of business on the Exchange, usually 4:00 p.m. Eastern Standard Time, your share price for that transaction will be the price we determine at the close of the Exchange that day. When investment and redemption requests are received after the Exchange is closed, we use the share price at the close of the Exchange the next day the Exchange is open. We consider investment and redemption requests by telephone to be received at the time of your telephone call, assuming you've given us all required information.
         We consider purchase payments to be received only when your check, wire, or automatic investment funds are received by us along with all required information. We consider wired funds to be received on the day they are deposited in the Company's bank account. If you call us with wire instructions before the Exchange closes, we usually deposit the money that day.


Where To Find Information About
Share Price

You can get the current net asset values of your Funds by calling us at 1-800-89 -ASK-US (1-800-892-7587). The net asset value of each Fund may also be published in leading newspapers daily, once its net assets reach a certain amount.
Investment Adviser Services

 The Investment Adviser is responsible for making investment decisions for the Funds. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Since it is our policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide us with statistical information and other services in addition to transaction services. Additional information about the selection of brokers and dealers is provided in the Statement of Additional Information.

         Trading decisions for each of the Funds described in this Prospectus are made by a team of expert managers and analysts headed by a team leader. The team leaders are primarily responsible for the day-to-day decisions related to their Fund. They are supported by the entire group of managers and analysts. The team leader of any one Fund may be on another Fund team. The transactions and performance of the Funds are reviewed continuously by the Investment Adviser's senior officers.

Here's a listing and brief biography of the team leaders for each of the Funds:

Transamerica Premier Equity Fund
Glen E. Bickerstaff. Vice President, Senior Fund Manager, Transamerica Investment Services. B.S., University of Southern California,
1980. Vice President, Fish & Lederer Investment Counsel, 1986-1987. Vice President, Pacific Century Advisers, 1980-1986. Joined

Transamerica in 1987.

Transamerica Premier Index Fund
Christopher J. Bonavico. Equity Trader & Analyst, Transamerica Investment
 Services. M.B.A., New York University, 1993. B.S.,
University of Delaware, 1987. Equity Research Analyst, Salomon Brothers, 1989-1993. Business Analyst, Planning & Financial
Management, Chase Manhattan Bank, 1988-1989. Joined Transamerica in 1993.

Transamerica Premier Bond Fund

Sharon K. Kilmer, C.F.A. Vice President and Director of Fixed Income Portfolio
 Management, Transamerica Investment Services. Member of the Los Angeles Society of Financial Analysts. M.B.A., University of Southern
 California, 1982. B.A., University of Southern
California (Magna Cum Laude, Phi Beta Kappa), 1980. Joined Transamerica in 1982.

Transamerica Premier Balanced Fund
BONDS - Sharon K. Kilmer, C.F.A. (see above).
STOCKS - Jeffrey S. Van Harte, C.F.A. Vice President and Senior Fund Manager, Transamerica Investment Services. Member of San
Francisco Society of Financial Analysts. B.A., California State University at Fullerton, 1980. Securities Analyst and Trader,

Transamerica Investment Services, 1980-1984. Joined Transamerica in 1980.

Transamerica Cash Reserve Fund
Kevin J. Hickam, C.F.A. Assistant Vice President and Fund Manager, Transamerica Investment Services. Member of Los Angeles Society of
Financial Analysts. M.B.A., Cornell University, 1989. B.S., California State University at Chico, 1984. Senior Accountant, Santa
Clara Savings, 1984-1987. Joined Transamerica in 1989.

Adviser Fee
For its services to the Funds, the Investment Adviser receives an Adviser Fee. This fee is based on an annual percentage of the average daily net assets of each Fund. It is accrued daily, and paid monthly.
         The annual fee percentages for the Transamerica Premier Equity Fund are .85% on the first $1 billion of assets. This reduces to .82% on the next $1 billion, and finally .80% on assets over $2 billion. The corresponding fee percentages for the Transamerica Premier Index Fund are .30%, .30%, and .30% respectively. The corresponding fee percentages for the Transamerica Premier Bond Fund are .60%, .57%, and .55%, respectively. The corresponding fee percentages for the Transamerica Premier Balanced Fund are .75%, .72%, and .70%, respectively. The corresponding fee percentages for the Transamerica Premier Cash Reserve Fund are .35%, .35%, and .35%, respectively.

         The Investment Adviser may waive some or all of these fees from time to time at its discretion. See Fund Expenses at Page 3 for further details.


Administrator Services

The Investment Adviser pays part of the Adviser Fee to the Administrator. The Administrator provides office space for the Company and pays the salaries, fees and expenses of all Company officers and those directors affiliated with Transamerica Corporation and not already paid by the Investment Adviser. Each Fund pays all of its expenses not assumed by the Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12b-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

         The Administrator may from time to time reimburse the Funds for some or all of their operating expenses, including 12b-1 fees. Such reimbursements will increase a Fund's return. This is intended to make the Funds more competitive. This practice may be terminated at any time.


Transamerica Investors, Inc.

Transamerica Investors, Inc. was organized as a Maryland corporation on February 22, 1995. The Company is registered with the Securities and Exchange Commission under the 1940 Act as an open-end, diversified management investment company of the series type. Each Fund constitutes a separate series. The fiscal year-end of each of the Funds is December 31.
         There are currently no other classes of shares; however, the Company is authorized to issue and sell multiple classes of shares for each of the Funds. This Prospectus describes the Investor Class of Shares for the Funds. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares.
         Except for the differences noted below and elsewhere in this Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Funds and when issued, is fully paid and nonassessable. Each share of each class represents an identical legal interest in the same investments of a Fund. Each class has certain other expenses related solely to that class. Each class will have exclusive voting rights under the 12b-1 distribution plan. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, just that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

         As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Fund. At a special shareholders meeting, if one is called, issues that affect all the Funds in substantially the same way will be voted on by all shareholders, without regard to the Funds. Issues that do not affect a Fund will not be voted on by that Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

Custodian and Transfer Agent

Under a Custodian Agreement, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, holds all securities and cash assets of the Funds, provides recordkeeping services, and serves as the Funds' custodian. State Street is authorized to deposit securities in securities depositories or to use services of sub-custodians.
         Under a Transfer Agency Agreement, State Street Bank also serves as the Funds' transfer agent. The transfer agent is responsible for:
a) opening and maintaining your account; b) reporting information to you about your account; c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions.


Distributor
Transamerica Securities Sales Corporation ("TSSC") is the principal  underwriter and  distributor  of the  shares  of  each  of  the  Funds.  TSSC  is a
         wholly-owned   subsidiary  of  Transamerica  Insurance  Corporation  of
         California, which is a wholly-owned subsidiary of Transamerica Corporation. TSSC is registered with the Securities and Exchange Commission as a broker-dealer. TSSC is also a member of the National Association of Securities Dealers, Inc.

Distribution Plan

Each Fund makes payments to TSSC according to a plan adopted to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended. These fees accrue daily and are based on an annual percentage of the daily average net assets.
         The 12b-1 plan of distribution and related distribution contracts require the Funds to pay distribution and service fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. If TSSC's expenses are more than its fees for any Fund, the Fund will not have to pay more than those fees. If TSSC's expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to TSSC until the distribution contracts are terminated or not renewed. In that event, TSSC's expenses over and above any fees through the termination date will be TSSC's sole responsibility and not the obligation of the Company. The Transamerica Investors, Inc. Board of Directors (the "Board") will review the distribution plan, contracts and TSSC's expenses.
         There is an annual 12b-1 distribution fee of .25% of the average daily net assets of each Fund, except the Transamerica Premier Index and Cash Reserve Funds. The distribution fee for the Index and Cash Reserve Funds is .10%. This fee covers such expenses as preparation, printing and mailing of the Prospectus and Statement of Additional Information, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Funds.
         From time to time, and for one or more Funds, the Distributor may waive all or any portion of these fees at its discretion.

Performance Information
The Company may publish performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper Analytical Services, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Each Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.
         The performance of a Fund can also be measured in terms of yield. Each Fund's yield shows the rate of income the Fund earns on its investments as a percentage of the Fund's share price.
         A Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund can quote its total returns on a before-tax or after-tax basis.

         The performance information which may be published for the Funds is historical. It is not intended to represent or guarantee future results. The value of your Fund shares can be more or less than their original cost when they are redeemed.

         From time to time, the Transamerica Premier Cash Reserve Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For more information, see the Statement of Additional Information.


Summary of Bond Ratings

Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody's Investors Service, Inc. and Standard & Poor's Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as "junk bonds."


                  Standard
 Investment Grade Moody's  & Poor's
 Highest quality   Aaa      AAA
 High quality      Aa       AA
 Upper medium      A        A
 Medium, speculative features        Baa     BBB

 Lower Quality
 Moderately speculative    Ba        BB
 Speculative       B        B
 Very speculative  Caa      CCC
 Very high risk    Ca       CC
 Highest risk, may
 not be paying interest     C        C
 In arrears or default      C        D


For more detailed information on bond ratings, including gradations within each category of quality, see the Statement of Additional Information.


Pension and Retirement
Savings Programs

Following is a listing of Pension and Retirement Savings Programs. Provided you have the necessary plan documents, you can use the Transamerica Premier Funds as investment options for:


* 401(a), 401(k), profit sharing, or money purchase pension plans (including KEOGH/HR 10 Plans) designed to benefit employees of corporations, partnerships, and sole proprietors. * Section 403(b)(7) (Tax-Sheltered Annuity) Plans* for employees of educational organizations or other qualifying, tax exempt organizations. * Individual Retirement Account ("IRA"), or comparable program, for individuals and Simplified Employee Pension ("SEP") Plans for employers
(including sole proprietors) and their employees. * Section 457 deferred compensation plans for employees of state governments and tax-exempt organizations. * Employers' non-qualified plans or savings programs, that do not qualify for federal tax advantages. * Other retirement plans or savings programs allowed by the Board. *You may be required to have your own custodian for this
plan.   Whether  you  are a new  investor,  or  you  are a  current shareholder, you can call 1-800-89-ask-us (1-800-892-7587) to obtain information about your account, or to invest in any of the Transamerica Premier Funds.
 More details on these and other  services are in the next  sections.
 When you set up an IRA you enjoy tax-deferred investment earnings. You may want to consolidate several IRAs or you may need to invest a distribution from a former employer's pension plan. Shareholder Services
(continued) You have four  options  when it comes to investing in the
Funds: (1) by mail, (2) by our Automatic  Investment Plan, (3) by telephone,  or
(4) by wire. The  Automatic  Investment  Plan is a good way for you to make regular, systematic investments into your Funds --- for example, $200 every month --- throughout the year. It gives you the convenience and discipline of systematic investing. Shareholder Services (continued)
19 You can sell your shares via any of four ways: (1) by mail, (2) by telephone, (3) by check, or (4) under Automatic Income Plan. Exchanges are treated the same as purchases and redemptions. There are tax considerations you should discuss with your tax adviser. If you want to receive a flat amount each month, use the Automatic Income Plan. We will automatically sell enough shares every month to provide you with an income payment. Amounts paid to you by Automatic Income Plan are not a return on your investment. You must report any gains or losses on your income tax return. We will provide information to you concerning any gain or loss.
Shareholder  Services  (continued)Exchanging shares among funds with different investment objectives gives you the opportunity to keep your goals in sight as your lifestyle and needs change. For example, as you get closer to retirement age, you may want to move some of your investment dollars into more conservative funds to better protect your nest egg. Exchanges are treated the same as purchases and redemptions, there are tax considerations you should discuss with your tax adviser. Shareholder Services
(continued) We'll keep you informed  about how your  investments  are doing with quarterly  statements and semi-annual  and annual  reports.
 Dividends and Capital Gains  You're investing in the Funds
because you want your money to grow. The investment income generated by a Fund is distributed to you either as dividends or capital gains, or both. You can choose to reinvest or take cash, according to the three options described in
this section. What About Taxes?   Generally,  whether or not
you choose to reinvest your dividends and capital gains or take them in cash, they are considered by the irs to be taxable income. What
About Taxes? (continued) There are special tax considerations if you are taking a cash distribution from a pension plan and rolling it over to an ira in one of the Funds. You need to discuss this with your tax adviser.
Share Price When you buy or sell shares, you get the share price that we determine at the close of the Exchange on the day we receive your request. If we receive your request after the close of the Exchange, you get the share price at the close of the following day. The price of your shares is referred to as their net asset value. We calculate the net asset value each day the New York Stock Exchange (the"Exchange") is open.
Investment Adviser and Administrator


General Information


State Street Bank,one of
the largest and most
experienced   transfer  agents  in  the  business,   handles  all  your  account
transactions and provides reports to you about your account. For information about your account, call the Transamerica Investors at 1-800-89-ask-us (1-800-892-7587).

General information
(continued)
26

Transamerica Premier Funds provide a good selection of investments for your retirement or savings needs.
Notes
Notes
c1


Statement of
Additional Information
April 28, 1997
1

Transamerica Premier Funds
Statement of Additional Information   April 28, 1997
1

Transamerica Premier Premier Equity Fund
         The Fund seeks to maximize long-term capital appreciation
Transamerica Premier Index Fund
         The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, also known as the S&P 500
Index (the "Index").
Transamerica Premier Bond Fund
         The Fund seeks to achieve a high total return (income plus capital changes) consistent with preservation of principal.
Transamerica Premier Balanced Fund
         The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing its investments among stocks, bonds, and cash.
Transamerica Premier Cash reserve Fund
         This is a money market fund that seeks to maximize current income consistent with liquidity and preservation of principal. Contents


Investment Objectives and Policies  2       Investment Restrictions    8
Management of the Company  10
Investment Advisory and Other Services      11
Purchase and Redemption of Shares   13
Brokerage Allocation       14
Determination of Net Asset Value    14
Performance Information    15
Taxes    17
Other Information 18
Financial Statements       18
Appendix A:
   Description of Corporate Bond Ratings    19
Appendix B:
   Description of Fixed-Income Instruments  20





Your guide

This Statement of Additional Information pertains to the Investor Class of the Transamerica Premier Funds (the "fund" or collectively the "funds") listed above. It will provide you with details beyond what is available in the Prospectus. Please refer to the Prospectus first, then to this document. Please read it carefully. Save it for future reference.


about the Prospectus


This Statement of Additional Information is not a prospectus. It should be read in  connection  with the current  Prospectus  dated April 28, 1997.  The
Prospectus   is   available   without   charge   by   calling,   1-800-89-ASK-US
(1-800-892-7587).

Terms used in the Prospectus are incorporated in this Statement of Additional Information.

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated April 28, 1997, as revised from time to time, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds.
Transamerica Premier Funds Statement of Additional Information April 28, 1997
2 Investment Objectives and Policies

The investment objectives and policies of the Funds are described in the Prospectus. The achievement of each Fund's investment objectives will depend on market conditions generally and on the analytical and portfolio management skills of the Investment Adviser. There can be no assurance that the investment objective of any of the funds can be achieved.

High-Yield ("Junk") Bonds
High-yield bonds (commonly called "junk" bonds) are lower rated bonds that involve a higher degree of credit risk. See "Appendix A" for a description of credit ratings. Credit risk is the risk that the issuer of the bonds will not be able to make interest or principal payment on time. If this happened to a bond in a Fund, the Fund would lose some of its income, and could expect a decline in the market value of the securities affected. So the Investment Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies may have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing. Junk bonds' values will generally decrease in a rising interest rate market.

Junk bonds may contain "call" provisions, which enable the issuers of the bond to redeem the bond at will. If the issuer exercises this privilege during a declining interest rate market, the Fund would replace the bond most likely with a lower yield bond, resulting in a lower return for investors.

Periods of economic or political uncertainty and change can create some volatility for junk bonds. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities may also be harder to sell than higher rate securities because of bad publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Investment Adviser to accurately value the bonds because they cannot rely on available objective data.

Each Fund may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Since these ratings do not consider factors relevant to each issue, and may not be updated regularly, the Investment Adviser may treat high yield securities as unrated debt.

Because of the size and perceived demand of the issue, among other factors, certain municipalities may decide not to pay the cost of getting a rating for their bonds. The Investment Adviser will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, to determine whether to purchase unrated municipal bonds. See "Appendix B" for a description of fixed income instruments.

Restricted and Illiquid Securities
A Fund may purchase certain restricted securities of U.S. issuers (those that are not registered under the Securities Act of 1933, as amended [the "1933 Act"] but can be offered and sold to "qualified institutional buyers" under Rule 144A of that Act) and limited amounts of illiquid investments, including illiquid restricted securities.

Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans.

Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term of seven days or less notice. The Investment Adviser will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board or the Investment Adviser have determined to be liquid will be treated as such.

The SEC staff has taken the position that fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. A considerable amount of time may elapse between a Fund's decision to dispose of restricted or illiquid securities and the time which such Fund is able to dispose of them, during which time the value of such securities (and therefore the value of the Fund's shares held by an account) could decline.

Derivatives
Each Fund, except for Transamerica Premier Cash Reserve Fund and Transamerica Premier Equity Fund, may use options, futures, forward contracts, and swap transactions ("derivatives"). The Funds may purchase and write, call or put options on securities or on indexes ("options") and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes ("futures contracts"), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.

By investing in derivatives, the Investment Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates or securities' prices, or attempt to adjust a Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund's overall investment risk. Although it will not generally be a significant part of a Fund's strategies, the Investment Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage.

Risks in the use of derivatives include, in addition to those referred to above:
(1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

The Transamerica Premier Bond Fund and Transamerica Premier Balanced Fund may invest in derivatives with respect to less than 20% of each Fund's assets; Transamerica Premier Index Fund may invest with respect to no more than 35% of its assets. The Board will closely monitor the Investment Adviser's use of derivatives in each of the Funds to assure they are used in accordance with the investment objectives of each Fund.

Options on Securities and
Securities Indexes
A Fund may write (i.e.; sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid high grade debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a written call option or put option may be covered by maintaining cash or liquid high grade debt securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.


A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid high grade debt securities with a value equal to the exercise price in a segregated account with its custodian.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of its securities ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.


A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.

Risks Associated with
Options Transactions
There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to affect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and securities indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options
on Futures Contracts
A Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures Contracts
A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Transamerica Premier Index Fund will use options and futures contracts only to achieve its performance objective of matching the return on the S&P 500.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for a Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies
Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of a Fund's securities.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on other financial instruments, securities indexes or other indexes, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of a Fund's securities may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities. When hedging of this character is successful, any depreciation in the value of the Fund's securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts
The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures. The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations
Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging or to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which they take a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.


As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures for the purpose of increasing total return, will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid high grade debt securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund's futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.

Interest Rate Swaps
A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Investment Adviser believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or S&P, or, if unrated, deemed by the Investment Adviser to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market

Swap Transactions
The Funds may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.

By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.

A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts" on page 7.

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See "Restricted and Illiquid Securities" on page 9.

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. A Fund therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.

Foreign Securities
All Funds, except the Transamerica Premier Index Fund, can invest in foreign securities. The foreign equity investments for the Transamerica Premier Equity Fund and the Transamerica Premier Balanced Fund will be limited to the purchase of American Depositary Receipts ("ADRs"). Foreign securities, other than ADRs, will be held in custody by State Street London Limited, who will handle transactions with the transnational depositories Euroclear and Cedel.


Segregated Accounts
In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States government securities or other appropriate high grade, short-term debt obligations as may be permitted by law.

Purchase of "When-Issued" Securities
The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a "when-issued" basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds' risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When the Funds enter into firm commitment agreements, liability for the purchase price and the rights and risks of ownership of the securities accrue to the Funds at the time they become obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Funds to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Funds are obligated to purchase such securities they will be required to segregate assets. See "Segregated Accounts," on this page. A Fund will not purchase securities on a "when-issued" basis if, as a result, more than 15% of the Fund's net assets would be so invested.

Lending of Securities
Subject to investment restriction number 2 titled "Lending" on page 8 (relating to loans of securities), a Fund may lend its securities to brokers and dealers that are not affiliated with the Investment Adviser, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. The Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Investment Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

Borrowing Policies of the Funds
We can borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. We can borrow up to one-third of a Fund's total assets. To secure borrowings, we can mortgage or pledge securities in an amount up to one-third of a Fund's net assets. If we borrow money, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than the case of reverse repurchase agreements, while the level of the borrowing exceeds 5% of the Fund's total assets.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Fund will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Fund may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for all other commercial paper issuers. The Fund will not invest more than 25% of its assets in master demand notes.


Repurchase Agreements

Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser and who have, therefore, been determined to present minimal credit risk.


Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.


Reverse Repurchase Agreements
and Leverage
We may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction we sell securities and simultaneously agree to repurchase them at a price which reflects an agreed-upon rate of interest. We will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.


Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of the Funds' shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties.

A  Fund's  obligations  under  all  borrowings,   including  reverse  repurchase
agreements, will not exceed one-third of the Fund's net assets.

The use of reverse repurchase agreements is included in the Fund's borrowing policy and is subject to the limit of Section 18(f)(1) of the Investment Company Act of 1940, as amended. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash, U.S. government or other liquid high grade debt securities having a value at least equal to the repurchase price under the reverse repurchase agreement.


Other Investment Techniques
and Opportunities
The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing overall return, irrespective of how these actions may affect the weight of the particular securities in a Fund. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.



Investment Restrictions

Investment restrictions numbered 1 through 10 below have been adopted by the Company as fundamental policies of the Funds. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as an "diversified company" within the meaning of the 1940 Act. Investment restrictions 11 through 16 may be changed by a vote of the Board of Directors of the Company (the "Board") at any time.

1. Borrowing.  Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, not including reverse repurchase agreements, of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

2. Lending. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. 5% Fund Rule. No Fund may purchase securities (other than government securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than the Transamerica Premier Cash Reserve Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. Transamerica Premier Cash Reserve Fund may invest more than 5% of the Fund's total assets, but not more than 25% of the Fund's total assets, in the securities of one issuer for a period not to exceed three business days.

4. 10% Issuer Rule. No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in government securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. 25% Industry Rule. No Fund may invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities. For the Transamerica Premier Cash Reserve Fund, investments in the following are not subject to the 25% limitation: repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers' acceptances, and obligations (other than commercial paper) issued or guaranteed by United States banks and United States branches of foreign banks.

6. Underwriting. No Fund may underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

7. Real Estate. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

8. Short Sales. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. Margin Purchases. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.

10. Commodities. No Fund may invest in commodities, except that each Fund (other than the Transamerica Premier Cash Reserve Fund) may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the Prospectus.

11. Securities of Other Investment Companies. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total securities of any investment company.

12. Invest for Control. No Fund may invest in companies for the purposes of exercising control or management.

13. 3-Year Rule. No Fund may purchase securities (other than government securities) if, as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years. This restriction will apply to the entity supplying the revenues from which the issue is to be paid.

14. Affiliated Parties. No Fund may purchase or retain securities of any company if any of the Company's officers or directors or any officer or director of the Investment Adviser who individually own 1/2 of 1% of the company, together own more than 5% of the company.

15. Warrants. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the value of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value. The Transamerica Premier Cash Reserve Fund may not invest in any form of warrants. 16. Restricted and Illiquid Securities. The Funds will each not invest more than 10% of their total assets in securities that are not registered or are offered in an exempt, non-public offering ("restricted securities") under the Securities Act of 1933, as amended ("1933 Act"). However, such restriction will not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act or to foreign securities which are offered or sold outside the United States in accordance with Regulation S of the 1933 Act. In addition, no Fund will invest more than 15% (10% for the Transamerica Premier Cash Reserve Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless the Investment Adviser determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible under Rule 144A and are liquid. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event, will any Fund's investment in illiquid restricted securities, in the aggregate, exceed 15% (10% for the Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will hear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund to permit the sale of shares of the Fund in certain states. If the Company determines that any such commitment is no longer in the best interests of a Fund and its shareholders, the Company will revoke the commitment by terminating the sale of shares of the Fund in the state involved or may otherwise modify its commitment based on a change in the state's restrictions. The percentage limitations in the restrictions listed above apply at the time of purchases of securities.



Management of the Company


The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an "interested person" of the Company, as defined in the 1940 Act.


                  Position
                  Held with
Name, Address     Transamerica      Principal Occupations
& Age    Investors         During Past 5 Year

Nooruddin S. Veerjee*      Chief Executive  President, Transamerica Life
Transamerica Center        Officer and      Insurance and Annuity Company
1150 S. Olive St. Chairman of       ("TALIAC"), and President,
Los Angeles, CA 90015       the Board       Asset Management Division,
Age 38            Transamerica  Occidental Life     Insurance Company ("TOLIC")
since
1993. Formerly Senior Vice                           President, TOLIC.

Gary U. Rolle'*   Director Chairman and President,
Transamerica Center                 Transamerica Income Shares Inc.;
1150 S. Olive St.          Executive Vice President & Chief
Los Angeles, CA 90015               Investment Officer, Transamerica
Age 55            Investment Services ("TIS"); and  Chief Investment Officer,
TOLIC                     and TALIAC.

Sidney E. Harris  Director Professor of Management, Peter
2058 N. Mills Road                  F. Drucker Management Center,
Suite 428                  Claremont Graduate School.
Claremont, CA 91711                 Formerly Dean of the Peter F.
Age 47            Drucker Management Center.

Charles C. Reed   Director Executive Vice President,
Alexander & Alexander               Alexander & Alexander of
801 S. Figueroa St, Suite 700               California, Inc. (business risk
Los Angeles, CA 90017               management and insurance
Age 63            brokerage) since 1993. Formerly
                  First Vice President & Director of
Marketing, H.F. Ahmanson & Co.                      (Savings &
Loan holding company).




Carl R. Terzian   Director Chairman of Carl Terzian
Carl Terzian Associates             Associates (public relations).
12400 Wilshire Blvd, Suite 200
Los Angeles, CA 90025
Age 61

Nicki Bair        President         Senior Vice President, TOLIC &
Transamerica Center                 TALIAC since 1996. Formerly Vice
1150 S. Olive St.          President, TOLIC & TALIAC.
Los Angeles, CA 90015
Age 41

E. Joy Heckendorf Senior Vice       Marketing Director, TALIAC since
Transamerica Center        President        1996. Formerly President, Dreyfus
1150 S. Olive St.          Service Corporation in 1996.
Los Angeles, CA 90015               Formerly Vice President
Age 40            Marketing, Janus Capital                    Corporation.

The directors are responsible for major decisions relating to the Funds' objectives, policies and operations pursuant to the Funds' Bylaws, Articles of Incorporation, Maryland law and the 1940 Act. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The Executive Committee members are Nooruddin S. Veerjee and Gary U. Rolle.'

No officer, director or employee of Transamerica Investment Services, Inc. or Transamerica Occidental Life Insurance Company or any of their affiliates receives any compensation from the Company for acting as a director or officer of the Company. Each director of the Company who is not an "interested person" of the Company receives an annual fee of $10,000, and $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance.

Following is a table of the compensation expected to be paid to all directors during the current fiscal year.

                                    Estimated        Total
                                    Annual  Compensation
                  Compensation      Pension Benefits at       All Related
Name              Paid     Benefits Retirement       Funds

Sidney E. Harris  $15,000  $0       $0      $15,000
Charles C. Reed   $15,000  $0       $0      $15,000
Carl R. Terzian   $15,000  $0       $0      $15,000
Gary U. Rolle'    $0       $0       $0      $0
Nooruddin S. Veerjee       $0       $0      $0       $0

As of April 1, 1997 the officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of the Funds.

As of April 1, 1997 the following shareholders owned 25% or more of the indicated Funds:

                  Transamerica      Percent
Shareholder       Premier Fund      Owned

Transamerica Corporation   Equity Fund      32%
600 Montgomery St., San Francisco, CA 94111-2702
Transamerica Occidental Life
Insurance Company Equity Fund       35%
P.O. Box 2101, Los Angeles, CA 90099
ARC Reinsurance Corporation         Index Fund       58%
P.O. Box 56410, Los Angeles, CA 900562
Transamerica Occidental Life
Insurance Company Index Fund        26%
P.O. Box 2101, Los Angeles, CA 90012-3110
Transamerica Real Estate Tax Service Bond Fund 83% 1150 S. Olive St., Suite T-2700, Los Angeles, CA 90012-3110 Transamerica Corporation Balanced Fund 57% 600 Montgomery St., San Francisco, CA 94111-2702 Transamerica Occidental Life Insurance Company Balanced Fund 28% P.O. Box 2101, Los Angeles, CA 90012-3110 Transamerica Occidental Life Insurance Company Cash Reserve Fund 33% 1149 S. Broadway St., Suite B-527, Los Angeles, CA 90015-2213 Transamerica Life Insurance & Annuity Company Cash Reserve Fund 30% 1149 S. Broadway St., Suite B-527, Los Angeles, CA 90015-2213

In addition, as of April 1, 1997 the following shareholders owned 5% or more of the shares of the Premier Equity, Premier Index or Premier Balanced Funds:

                  Transamerica      Percent
Shareholder       Premier Fund      Owned

ARC Reinsurance Corporation         Equity Fund      11%
P.O. Box 546107, Los Angeles, CA 90054-0610
Dorothy L. Dunnebier       Index Fund       7%
11 Mackintosh, St., Franklin, MA 02038-1655


Investment Advisory and Other Services

Investment Adviser and Administrator
Responsibility for the management and supervision of the Company and its Funds rests with the Board of Directors of Transamerica Investors, Inc. (the "Board"). The Investment Adviser and the Administrator are subject to the direction of the Board.

The Funds' Investment Adviser is Transamerica Investment Services, Inc. (the "Investment Adviser"), 1150 South Olive Street, Los
Angeles, California 90015. The Investment Adviser will: (1) supervise and manage the investments of each Fund and direct the purchase
and
sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Since it is our policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide us with statistical information and other services in addition to transaction services. For its services to the Funds, the Investment Adviser receives an Adviser Fee. This fee is based on an annual percentage of the average daily net assets of each Fund. It is accrued daily, and paid monthly. For the year ended December 31, 1996, the Investment Adviser earned $194,101, $25,718, $72,032, $106,251, and $102,415 of Adviser Fees, on the
Equity Fund,  the Index Fund,  the Bond Fund,  the Balanced  Fund,  and the Cash
Reserve Fund, respectively. All Adviser Fees were waived except $59,939 and $8,172 from the Equity Fund and the Balanced Fund, respectively.

The Adviser Fee for any Fund may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified to offer for sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, but it generally excludes brokerage commissions, taxes, interest, and extraordinary expenses.

The Funds' Administrator is Transamerica Occidental Life Insurance Company (the "Administrator"), 1150 South Olive Street, Los Angeles, California 90015. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds' books and records; (2) arrange periodic updating of the Funds' prospectus and any supplements; (3) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold.

Transamerica Occidental Life Insurance Company is a wholly-owned subsidiary of Transamerica Insurance Corporation of California. Both Transamerica Insurance Corporation of California and Transamerica Investment Services, Inc. are wholly-owned subsidiaries of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111, one of the nation's largest financial services companies.


Custodian and Transfer Agent

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Funds. Under its custodian contract with the Company, State
Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.

Under a Foreign  Subcustodian  Agreement with State Street,  State Street London
Limited  is   responsible   for  foreign  assets  and   transactions   with  the
transnational depositories of Euroclear and Cedel.

Under a Transfer Agency Agreement, State Street Bank is also responsible for processing redemption requests and crediting dividends to the accounts of shareholders of the Funds.

Distribution of Shares of the Funds

Transamerica Securities Sales Corporation ("TSSC") serves as the principal underwriter of shares of the Funds, which are continuously distributed. Transamerica Financial Resources, Inc. ("TFR") will also distribute shares of the Funds pursuant to a selling agreement with TSSC. Both TSSC and TFR are wholly-owned subsidiaries of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of Transamerica Corporation, are registered with the Securities and Exchange Commission as broker/dealers, and are members of the National Association of Securities Dealers, Inc. TSSC may also enter into arrangements whereby Fund shares may be sold by other broker/dealers, which may or may not be affiliated with TFR or TSSC.

The Company has adopted a plan of distribution pursuant to Rule
12b-1 (the "Plan") under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, each Fund makes payments monthly to TSSC based on an annual percentage of the average net value of the assets represented by each class of shares.

For the Investor Shares class, there is an annual 12b-1 distribution fee of .25% of the average daily net assets of the Investor shares of each Fund, except the Transamerica Premier Index and Cash Reserve Funds. The distribution fee for the Index and Cash Reserve Funds is .10%. This fee covers such expenses as preparation, printing and mailing of the Prospectus and Statement of Additional Information, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Funds. During the year ending December 31, 1996, TSSC earned $167,578 in 12b-1 fees for the Investor Shares. All of these fees were used to develop and distribute advertising and sales literature.

From time to time, and for one or more Funds within each class of Shares, the Distributor may waive any or all of these fees at its discretion.

Capitalization
Transamerica Corporation provided $100,000 in initial capitalization for the Company which amount has been allocated among the Funds. Transamerica Corporation acquired its shares for investment and can only dispose of its shares by redemption. Transamerica Corporation and certain of its wholly-owned subsidiaries invested an additional $30 million in shares of the Funds.


Purchases and Redemptions of Shares

Detailed information on how to purchase and redeem shares of a Fund is included in the Prospectus under "How to Buy Shares" and "How to Sell Shares."

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 10 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

Redemptions in Excess of $250,000. If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, the entire redemption will be paid in cash if you provide us with an unconditional instruction to redeem at least 30 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. The date must be a minimum of 30 days after receipt of the instruction by us. If you have authorized us to accept such instructions, your instruction may be by telephone or in writing without a signature guarantee. If you have not done so, the instruction must be in writing with all signatures guaranteed. Your shares will be redeemed at the price determined on the date you specify in your instruction and the proceeds will be sent by mail, wire or electronic funds transfer in accordance with the procedures specified in the Prospectus.

Receipt of your instruction to redeem 30 days prior to the transaction provides the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the Fund and its shareholders.

You may cancel your redemption instruction prior to the transaction date. However, if you do so, we may not accept an instruction from you to redeem in accordance with this alternative for a period of 90 days from the date of cancellation. If you do not provide your instruction to redeem 30 days prior to the transaction, you have two alternatives:

(1)You may redeem up to $250,000 in cash the first day, and the remainder over the next 20 business days at the rate of not less than $50,000 or more than $500,000 per day (and such lesser amount on the last day to redeem all the shares remaining), but not more than $10 million total. The redemption each day will be at the price determined that day. For example, a request to redeem $525,000, or a number of shares worth $525,000, will be effective at $250,000 on the first day, and $50,000 per day for the next five business days, and $25,000 on the last day. A request to redeem $11 million would be effective at $250,000 the first day and $500,000 per day for the next 20 business days ($10.25 million total) and the remaining $750,000 to be redeemed by the delivery of securities.

         Since the price is determined not on the date the redemption request is received, but instead on succeeding business days when the redemption is effected, the number of shares redeemed will vary from day to day. The total you will receive over the entire period may be more or less than the amount that you would have received had the redemption been effected on the day your redemption request was received. In the first example above, falling per-share prices could cause the value of the shares on the last day to be less than $25,000, and the redemption on the last day would be only of the shares left in the account.

(2)In lieu of receiving cash as described earlier, you may elect to receive securities from the Fund. The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund, and will be securities that the Fund may regard as least desirable. You may incur brokerage costs in converting the securities to cash.

         The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under "Determination of Net Asset Value," page 14, and such valuation will be made as of the same time the redemption price is determined.

These alternatives are designed to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder's proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash or staggering the payment of cash, the market risk is imposed on the redeeming shareholder. If securities are delivered, the redeeming shareholder (and not the Fund) bears the brokerage cost of selling them.



Brokerage Allocation


Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser's policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.


The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities. The Investment Adviser considers the quantity and quality of such brokerage and research services provided  by a  brokerage  firm  along with the  nature  and  difficulty  of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds' securities with any affiliate of the Company, the Investment Adviser, or the Administrator except in accordance with applicable SEC rules.


Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the


Investment Adviser's own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment

Adviser itself, may desire to buy or sell the name, publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.


During the year ending December 31, 1996, all transactions were allocated to brokers and dealers on the basis of the best execution and no commissions were paid based on research or other services provided. The Equity Fund, the Index Fund, the Bond Fund, the Balanced Fund, and the Cash Reserve Fund paid $36,798, $9,703, $0, $8,656, and $0, respectively, in brokerage commissions.

On December 31, 1996, the Index Fund held 252 shares of Merrill Lynch & Company Incorporated with a value of $20,538 and 223 shares of Morgan Stanley Group Incorporated with a value of $12,739 and the Equity Fund held 11,000 shares of Merrill Lynch & Company Incorporated with a value of $896,500. In 1996, Merrill Lynch & Company Incorporated and Morgan Stanley Group Incorporated were among the Index and Equity Funds' regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.



Determination of Net Asset Value


Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund, and each class of each Fund. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Standard
Time). Except for the Transamerica Premier Cash Reserve Fund, each Fund will compute its net asset value once daily at the close of such trading on each day that the New York Stock Exchange is open for business (as described in the Prospectus). The Transamerica Premier Cash Reserve Fund will determine its net asset value only on days that the Federal Reserve is open.

In the event that the New York Stock Exchange, the Federal Reserve, or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. Assets of the Funds (other than the Transamerica Premier Cash Reserve Fund) are valued as follows:
(a)equity securities and other similar investments ("Equities") listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, Equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices. Equities traded on a foreign exchange will be valued at the official bid price; (b)over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices; (c)debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Investment Adviser and approved by the Board; (d)options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded; (e)over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (f) forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts; (g)all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Investment Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board; and (h)debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Equities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board.

All of the assets of the Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of per share $1.00. The Board has determined that to be in the best interests of the Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.
The Board has established procedures reasonably designed, taking into account current market conditions and the Transamerica Premier Cash Reserve Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund;
(3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Transamerica Premier Cash Reserve Fund's net asset value might still decline.


Performance Information

Performance information for the Funds including the yield and effective yield of the Transamerica Premier Cash Reserve Fund, the yield of the remaining Funds, and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.

Money Market Fund Yields
Current yield for the Transamerica Premier Cash Reserve Fund will be computed by determining the net change, exclusive of capital changes at the beginning of a seven-day period in the value of a hypothetical investment, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:


Effective Yield = [(Base Period Return + 1)365/7] - 1

30-Day Yield for Non-Money Market Funds

Quotations of yield for the remaining Funds will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:



Yield = 2[({[a-b]/cd} + 1)6 - 1] Where:
a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

Average Annual Total Return for
Non-Money Market Funds
Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

P(1 + T)n = ERV Where:
P = a hypothetical initial payment of $1,000 T = an average annual total return n = the number years

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof)

Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Published Performance
From time to time the Company may publish, or provide telephonically, an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, IBC's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers.

In addition, the Company may from time to time advertise its performance relative to certain indexes and benchmark investments, including: (Y) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indexes (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (Y) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (Y) the Consumer Price Index published by the U.S. Bureau of Labor
Statistics (which measures changes in the price of goods and services); (Y) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (Y) the Hambrecht & Quist Growth Stock Index; (Y) the NASDAQ OTC Composite Prime Return; (Y) the Russell Midcap Index; (Y) the Russell 2000 Index; (Y) the ValueLine Composite; (Y) the Wilshire 5000 Index; (Y) the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (Y) the Shearson Lehman Brothers Aggregate Bond Index or its component indexes (the Aggregate Bond Index measures the performance of Treasury, U.S. government agencies, mortgage and Yankee bonds); (Y) the S&P Bond indexes (which measure yield and price of corporate, municipal and U.S. government bonds); (Y) the J.P. Morgan Global Government Bond Index; (Y) IBC's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. government money market funds); (Y) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (Y) the FT-Actuaries Europe and Pacific Index; (Y) mutual fund performance indexes published by Morningstar, Inc., Variable Annuity Research & Data Service, the Investment Company Institute, the Investment Company Data, Inc., Media General Financial, and Value Line Mutual Fund Survey; and (Y) financial industry analytical surveys, such as Piper Universe.

The composition of the investments in such indexes and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund. These indexes and averages are generally unmanaged and the items included in the calculations of such indexes and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments, and discussions of the Fund's current asset allocation.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, expenses, investments, and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


Taxes

Each Fund intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The distribution requirement, in order to qualify for that treatment, is that each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions. The Company must also meet the following additional requirements: (1) The Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) The Fund must derive less than 30% of its gross income each taxable year from gains (without including losses) on the sales or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forwards thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RIC's, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S.
government securities or the securities of other RIC's) of any one issuer.

Each Fund will be subject to a nondeductible 4% excise tax on amounts not distributed to shareholders on a timely basis. The Fund intends to make sufficient distributions to avoid this 4% excise tax.


Dividends and interest received by each Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect to investments by foreign investors.

Certain of the Funds may invest in the stock of "passive foreign investment companies" ("PFIC's"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) At least 75% of its gross income is passive; or (2) An average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund would be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income would be included in the Fund's investment company taxable income, and accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, that Fund will be required to include income each year to its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Fund; those amounts would be subject to the Distribution Requirement. The ability of a Fund to make this election may be limited.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Fund. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contract (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

If a Fund satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether that Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging transactions, it will qualify for this treatment, but it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities. Potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any applicable state, local, or foreign taxes.


Other Information

Legal Matters
An opinion of counsel as to the legality of the shares of the Funds has been given by Reid A. Evers.

Independent Auditors
Ernst & Young LLP, 515 S. Flower Street, Los Angeles, California 90071, performs audits of the Funds' financial statements.

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Company and the shares of the Funds discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of certain other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.



Financial Statements


The audited Annual Report for the fiscal year ended December 31, 1996 is a separate report supplied with this Statement of Additional Information and is incorporated herein by reference.






















































Appendix A


Description of Corporate Bond Ratings

Moody's Investors Service, Inc. and Standard and Poor's Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus.

Moody's Investors Service, Inc.
Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:  Bonds  with  this  rating  generally  lack   characteristics   of  desirable
investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody's.

Standard & Poor's Corporation
AAA: This rating is the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB- or better by Standard & Poor's.

Appendix B


Description of Fixed-Income Instruments

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association,
Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Certificates of Deposit
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

Time Deposits
Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

Bankers' Acceptance
A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

Variable Rate, Floating Rate, or Variable Amount Securities
Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Corporate Debt Securities
Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.


Asset-Backed Securities
Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

Participation Interests in Loans
A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

International Organization Obligations
International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development or international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

Custody Receipts
A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). For certain securities law purposes, custody receipts are not considered U.S. government securities.




Pass-Through Securities
The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association ("GNMA") certificates or Federal National Mortgage Association ("FNMA") and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average lifeof a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.


Transamerica Premier Funds
Statement  of  Additional  Information  April  28,  1997
Transamerica Premier Funds Statement of Additional Information April 28, 1997
4  Transamerica Premier Funds Statement of Additional  Information
April 28,  1997 Transamerica  Premier  Funds  Statement  of
Additional  Information April 28, 1997 Transamerica  Premier
Funds  Statement of Additional  Information  April 28,  1997
Transamerica Premier Funds Statement of Additional Information April 28, 1997
8 Transamerica Premier Funds Statement of Additional  Information
April 28,  1997  Transamerica  Premier  Funds  Statement of
Additional Information April 28, 1997 Transamerica Premier
Funds Statement of Additional  Information  April 28, 1997
Transamerica Premier Funds Statement of Additional Information April 28, 1997
12  Transamerica   Premier  Funds  Statement  of  Additional
Information  April 28,  1997  Transamerica  Premier  Funds
Statement  of  Additional  Information  April  28,  1997
Transamerica Premier Funds Statement of Additional Information April 28, 1997
15 Transamerica   Premier  Funds  Statement  of  Additional
Information  April 28,  1997  Transamerica  Premier  Funds
Statement  of  Additional  Information  April  28,  1997
Transamerica Premier Funds Statement of Additional Information April 28, 1997
18   Transamerica   Premier  Funds  Statement  of  Additional
Information  April 28,  1997  Transamerica  Premier  Funds
Statement  of  Additional  Information  April  28,  1997
Transamerica Premier Funds Statement of Additional Information April 28, 1997
21 Transamerica  Securities Sales Corporation,  Distributor  1-800-89-ASK-US
(1-800-892-7587)              HTTP://funds.transamerica.com              e-mail:
PremierFunds@Transamerica.com

TPF 066-397

PART C

Other Information

Item 24. Financial Statements and Exhibits

  (a)             Financial Statements


                  All required Financial Statements are incorporated by
                    reference to the N-30D filng on behalf of Transamerica Investors, Inc. (File No. 33-90888) March 3, 1997. 6/



  (b)             Exhibits


         (1)      Form of Articles Supplementary of
Transamerica Investors, Inc.1/5/6/


         (2)      Amended Bylaws of Transamerica Investors, Inc.2/5/

         (3)      Not Applicable.

         (4)      Not Applicable.

         (5) Form of Investment Advisory and Administrative Services Agreement between Transamerica
                  Investors, Inc. and Transamerica Investment Services, Inc.2/5/

         (6)      (a)   Form of Distribution Agreement between Transamerica
                         Investors, Inc. and
                        Transamerica Securities Sales Corporation ("TSSC").2/

                  (b)   Form of Selling Agreement between TSSC and Transamerica
                         Financial Resources, Inc.2/

                  (c) Form of Operating Agreement between Transamerica Investors, Inc. and Charles Schwab & Co.2/

         (7)      Not Applicable.

         (8)     (a)Form of Custodian Agreement between Transamerica Investors,
                     Inc. and State Street Bank and Trust Company.2/
                                                   -

                  (b)Form of Sub-Custodian Agreement between State Street Bank and Trust Company and State Street London Limited.2/

         (9)      Transfer Agency Agreement between Transamerica Investors, Inc.
                     and Boston Financial Data Services.2/


         (11)      Auditor's Consent 6/

         (12)      No Financial Statements are omitted from Item 23.

         (13)     Subscription agreement.2/

         (14)     Form of Disclosure Statement and Custodial Account Agreement
                    for Transamerica Investors IRA.2/

         (15)(i)     Form of Plan of Distribution Pursuant to Rule 12b-1.2/

                  (a)  Investor Shares.
                       (1) Transamerica Premier Equity Fund (2) Transamerica Premier Index Fund (3) Transamerica Premier Bond Fund (4) Transamerica Premier Balanced Fund (5) Transamerica
                       Premier Short-Term Government Fund (6) Transamerica Premier Cash Reserve Fund

                  (b)  Adviser Shares.
                       (1) Transamerica Premier Equity Fund (2) Transamerica Premier Index Fund (3) Transamerica Premier Bond Fund (4) Transamerica Premier Balanced Fund (5) Transamerica
                       Premier Short-Term Government Fund (6) Transamerica Premier Cash Reserve Fund

     (15)(ii)  Premier Aggressive Growth Fund 5/
          Premier Small Company Fund 5/


         (16)     Not Applicable.

         (17)     Not Applicable.

         (18)     Form of Multi-Class Plan Pursuant to Rule 18f-3.2/

         (19)     Powers of Attorney.2/5/

         (27)              Financial Data Schedule 6/

1/       Filed with initial registration statement on April 3, 1995.

2/       Filed with Pre-Effective Amendment No. 1 to this registration statement on August 29, 1995.

3/   Filed with Pre-Effective Amendment No. 2 to this registration statement on
 September 18, 1995.

4/   Filed with Post-Effective Amendment No. 1 to this registration statement on April 2, 1996.

5/   Filed with Post-Effective Amendment No. 2 to this registration statement on April 11, 997.

6/   Filed herewith.





Item 25. Person Controlled by or Under Common Control With the Registrant.

         The Registrant, Transamerica Investors, Inc., is controlled by Transamerica Occidental Life Insurance Company ("Transamerica Occidental"), a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which, in turn is a wholly-owned subsidiary of Transamerica Corporation.

         The following chart indicates the persons controlled by or under common control with Transamerica Corporation:

                    TRANSAMERICA CORPORATION AND SUBSIDIARIES

                     WITH STATE OR COUNTRY OF INCORPORATION


Transamerica Corporation
 ARC Reinsurance Corporation - Hawaii
      Inter-America Corporation - California
      Mortgage Corporation of America - California

      Pyramid Insurance Company, Ltd. - Hawaii
         Pacific Cable Ltd. - Bermuda
            TC Cable, Inc. - Delaware
      River Thames Insurance Company Limited - England
      RTI Holdings, Inc. - Delaware
      Transamerica Airlines, Inc. - Delaware
      Transamerica Asset Management Group, Inc. - Delaware
         Criterion Investment Management Company - Texas
      Transamerica CBO I, Inc. - Delaware
      Transamerica Corporation (Oregon) - Oregon
      Transamerica Delaware, L.P. - Delaware
      Transamerica Finance Group, Inc. - Delaware
         BWAC Twelve, Inc. - Delaware
            Transamerica Insurance Finance Corporation - Maryland
               Transamerica Insurance Finance Company (Europe) - Maryland
            Transamerica Insurance Finance Corporation, California - California
               Transamerica Insurance Finance Corporation, Canada - Ontario Transamerica Finance Corporation - Delaware
            TA Leasing Holding Co., Inc. - Delaware
               Trans Ocean Ltd. - Delaware
                  Trans Ocean Container Corp. - Delaware
                     Cool Solutions, Inc. - Delaware
                     TOD Liquidating Corp. - California
                     TOL S.R.L. - Italy
                     Trans Ocean Leasing Deutschland GMBH - Germany
                     Trans Ocean Leasing PTY Limited - Australia
                     Trans Ocean Management Corporation -
                     Trans Ocean Regional Corporate Holdings - California
                     Trans Ocean SARL - France
                     Trans Ocean Tank Services Corporation - Delaware
                  Trans Ocean Container Finance Corp. - Delaware
               Transamerica Leasing Inc. - Delaware
                  Better Asset Management Company LLC - Delaware
                  Greybox L.L.C. - Delaware
                  Transamerica Leasing Holdings Inc. - Delaware
                     Greybox Services Limited - United Kingdom
                     Intermodal Equipment, Inc. - Delaware
                        Transamerica Leasing N.V. - Belgium
                        Transamerica Leasing SRL - Italy
                     Transamerica Distribution Services Inc. - Delaware Transamerica Leasing Coordination Center - Belgium Transamerica Leasing do Brasil Ltda. - Brazil
                     Transamerica Leasing GmbH - West Germany
                     Transamerica Leasing Limited - United Kingdom
                        ICS Terminals (UK) Limited - United Kingdom
                     Transamerica Leasing Pty. Ltd. - Australia

                     Transamerica Leasing (Canada) Inc. - Canada
                     Transamerica Leasing (HK) Ltd. - Hong Kong
                     Transamerica Leasing (Proprietary) Limited - South Africa
                   Transamerica Tank Container Leasing Pty. Limited - Australia
                     Transamerica Trailer Holdings I Inc. - Delaware Transamerica Trailer Holdings II Inc. - Delaware Transamerica Trailer Holdings III Inc. - Delaware Transamerica Trailer Leasing AB - Sweden
                     Transamerica Trailer Leasing A/S - Denmark.
                     Transamerica Trailer Leasing GmbH - Germany
                     Transamerica Trailer Leasing S.A. - Fra.
                     Transamerica Trailer Leasing S.p.A. - Italy
                     Transamerica Trailer Leasing (Belgium) N.V. - Belg. Transamerica Trailer Leasing (Netherlands) B.V. - Neth. Transamerica Trailer Spain S.A. - Spn.
                     Transamerica Transport Inc. - NJ
            TELColorado Holding Co., Inc. - Delaware
            Transamerica Commercial Finance Corporation, I - Delaware
               BWAC Credit Corporation - Delaware
               BWAC International Corporation - Delaware
               Transamerica Business Credit Corporation - Delaware
                  The Plain Company - Delaware
               Transamerica Global Distribution Finance Corporation - Delaware Transamerica Inventory Finance Corporation - Delaware
                  BWAC Seventeen, Inc. - Delaware
                     Transamerica Commercial Finance Canada, Limited - Ontario
                    Transamerica Commercial Finance Corporation, Canada - Canada
                        TCF Commercial Leasing Corporation, Canada - Ontario
                  BWAC Twenty-One, Inc. - Delaware
                     Transamerica Commercial Holdings Limited - United Kingdom
                        Transamerica Commercial Finance Limited - United Kingdom Transamerica Trailer Leasing Limited - United Kingdom
                  Transamerica Commercial Finance Corporation - Delaware
                     TCF Asset Management Corporation - Colorado
                     Transamerica Joint Ventures, Inc. - Delaware
                  Transamerica Commercial Finance France S.A. - France Transamerica GmbH Inc. - Delaware
                     Transamerica Financieringsmaatschappij B.V. - Netherlands Transamerica GmbH - Germany - Germany
            Transamerica Finance Loan Company - Delaware
            Transamerica Financial Services Holding Company - Delaware
               Arcadia General Insurance Company - Arizona
               Arcadia National Life Insurance Company - Arizona
               First Credit Corporation - Delaware
               Pacific Agency, Inc. - Indiana
               Pacific Agency, Inc. - Nevada

               Pacific Finance Loans - California
               Pacific Service Escrow Inc. - Delaware
               Transamerica Acceptance Corporation - Delaware
                  Transamerica Financial Services Limited, United Kingdom - United Kingdom
               Transamerica Credit Corporation - Nevada
               Transamerica Credit Corporation (Washington) - Washington Transamerica Financial Consumer Discount Company (Pennsylvania) -
Pennsylvania
               Transamerica Financial Corporation - Nevada
                  Transamerica Financial Services Mortgage Company - Delaware
               Transamerica Financial Professional Services, Inc. - California Transamerica Financial Services - California
                  NAB Services, Inc. - California
               Transamerica Financial Services Company - Ohio
               Transamerica Financial Services Inc. - Hawaii
               Transamerica Financial Services Inc. - Minnesota
               Transamerica Financial Services of Dover, Inc. - Delaware Transamerica Financial Services, Inc. - Alabama
               Transamerica Financial Services, Inc. - British Columbia Transamerica Financial Services, Inc. - New Jersey
               Transamerica Financial Services, Inc. - Texas
               Transamerica Financial Services, Inc. - West Virginia Transamerica Insurance Administrators, Inc. - Delaware Transamerica Mortgage Company - Delaware
         Transamerica Financial Services Finance Co. - Delaware
         Transamerica HomeFirst, Inc. - California
      Transamerica Foundation - California
      Transamerica Information Management Services, Inc. - Delaware
      Transamerica Insurance Corporation of California - California
         Arbor Life Insurance Company - Arizona
         Plaza Insurance Sales, Inc. - California
         Transamerica Advisors, Inc. - California
         Transamerica Annuity Service Corporation - New Mexico
         Transamerica Financial Resources, Inc. - Delaware
            Financial Resources Insurance Agency of Texas - Texas
            TBK Insurance Agency of Ohio, Inc. - Ohio
            Transamerica Financial Resources Insurance Agency of Alabama Inc. - Alabama
            Transamerica Financial Resources Insurance Agency of Massachusetts Inc. - Massachusetts
         Transamerica International Insurance Services, Inc. - Delaware
            Home Loans and Finance Ltd. - United Kingdom
         Transamerica  Occidental Life Insurance  Company - California  Bulkrich
            Trading Limited - Hong Kong First Transamerica Life Insurance Company - New York NEF Investment Company - California Transamerica Life Insurance and Annuity Company - North Carolina

               Transamerica Assurance Company - Colorado
            Transamerica Life Insurance Company of Canada - Canada Transamerica Variable Insurance Fund, Inc. - Maryland
            USA Administration Services, Inc. - Kansas
         Transamerica Products, Inc. - California
            Transamerica Leasing Ventures, Inc. - California
            Transamerica Products II, Inc. - California



Item 26. Numbers of Holders of Securities.



Item 27.  Indemnification

         Transamerica Investors' Bylaws provide in Article VII as follows:

         Section 1.  OFFICERS,  DIRECTORS,  EMPLOYEES,  AGENTS AND  OTHERS.
The
Corporation shall indemnify its Officers, Directors, employees and agents and any person who serves at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

         (a) Every person who is or has been a Director, Officer, employee or agent of the Corporation and persons who serve at the Corporation's request as Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Director, Officer, employee or agent of the Corporation or of another employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation and against amounts paid or incurred by him or her in the settlement thereof.

         (b) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (c) No indemnification shall be provided hereunder to a Director, Officer, employee or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, active and deliberate dishonesty, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (d) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any Director, Officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, Officer, employee or agent and shall insure to the benefit of the heirs, executors and administrators of such a person.

         (e) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this
         Section 1, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made: (1) by a majority vote of a quorum of non-party Directors who are not "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940; (2) by independent legal counsel approved by the Board of Directors in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or (3) by the shareholders.

         (f) The Corporation  further  undertakes  that  advancement of expenses incurred in the defense of a proceeding by an Officer, Director, or controlling person of the Corporation in advance of the final disposition of the proceeding (upon receipt by the Corporation of: (a) a written affirmation by the Officer, Director, or controlling person of the Corporation of that person's good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized in the Maryland General Corporation Law has been met; and
         (b) a written undertaking by or on behalf of such person to repay the amount if it shall ultimately be determined that the standard of conduct as stated above has not been met) will not be made absent the fulfillment of at least one of the following conditions: (1) the Corporation is insured against losses arising by reason of any lawful advances; or (2) a majority of a quorum of disinterested, non-party Directors or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by the director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

         The directors and officers of Transamerica Investors, Inc. are covered under a Directors and Officers liability program which includes direct coverage to directors and officers and corporate reimbursement to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $5,000,000 for the period from the date of effectiveness of this registration statement to 2/1/96. The primary policy under the program is with ICI Mutual Insurance Company.


Item 28.  Business and Other Connections of the Investment Adviser:

Transamerica Investment Services, Inc. (the "Adviser") is a registered investment adviser. The Adviser is a direct wholly-owned subsidiary of Transamerica Corporation.

Information as to the officers and directors of the Adviser is included in its Form ADV last filed in March 1995 with the Securities and Exchange Commission (registration number 801-7740) and is incorporated herein by reference.


Item 29.  Principal Underwriter

         (a) Transamerica Securities Sales Corporation ("TSSC") serves as the principal underwriter of shares of the Funds.

         (b) TSSC is the principal underwriter for the Registrant. Transamerica Financial Resources, Inc.
("TFR") will also distribute shares of the funds. Set forth below is a list of the directors and officers of TSSC and TFR and their positions with the Registrant.


NAME AND PRINCIPAL                 POSITIONS AND OFFICE         POSITIONS
BUSINESS ADDRESS*                  WITH TSSC                    WITH REGISTRANT

Barbara A. Kelley                  President and Director        None
Regina M. Fink                     Secretary and Director        None
Benjamin Tang                      Treasurer                     None
Nooruddin Veerjee                  Director                      Director & CEO
James B. Roszak                    Director                      None
Dan S. Trivers                     Senior Vice President         None
Nicki Bair                         Vice President               President, CA &
                                                                 CFO
Christopher W. Shaw                Second Vice President        Assistant Vice
                                                                 President

* The principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.



NAME AND PRINCIPAL              POSITIONS AND OFFICES        POSITIONS
BUSINESS ADDRESS*                  WITH TFR                      WITH
REGISTRANT

Barbara A. Kelley                  President and Director        None
Regina M. Fink                     Secretary and Counsel         None
Monica Suryapranata Treasurer      None
Gilbert Cronin                     Director                      None
James W. Dederer                   Director                      None
Jeffrey C. Goodrich      Vice President None
John Leon                          Second Vice-President         None
James B. Roszak                    Director                      None
Dan Trivers                        Second Vice President,        None
                               Director of Administration and Chief Compliance
                                   Officer
Ronald F. Wagley                   Director                      None
Kerry Rider                        Compliance  Manager           None
                    Second Vice President and Director of Compliance

* The principal business address for each officer and director is 1150 South Olive, Los Angeles, CA 90015.


Item 30. Location and Accounts and Records

         All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of:

 Registrant, located at 1150 South Olive, Los Angeles, California 90015-2211; State Street Bank and Trust Company, Registrant's custodian, located at 225 Franklin Street, Boston, Massachusetts 02110; and Boston Financial Data Services, Inc., a subsidiary of State Street, located at 2 Heritage Drive, Quincy, Massachusetts 02171.


Item 31. Management Services

         All management contracts are discussed in Parts A or B.

Items 32. Undertakings

  (a)    Not Applicable.

  (b) Registrant undertakes that it will file a post-effective amendment, using financial statements of a reasonably current date which need not be certified, within four to six months from the commencement of operations of the Funds.

  (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its most recent annual report to shareholders, upon request and without charge.

  (d) Registrant hereby undertakes to call for a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the directors if requested to do so by the holders of at least 10% of a Fund's outstanding shares, and to assist in communication with other shareholders as required by
Section 16(c).

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Investors, Inc. certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness if this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Los Angeles and State of California on the 30th day of April, 1997.


                          TRANSAMERICA INVESTORS, INC.

                         By: __________________________
                                Nicki Bair
                               President


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capaciaties and on the date indicated.


Signatures                 Titles                             Date


______________________     Director and Chief   April 28, 1997
Nooruddin Veerjee                                       Executive Officer


______________________     President  April 28, 1997
Nicki Bair

______________________      Treasurer and         April 28, 1997
Susan Hughes                                    Chief Accounting Officer

______________________     Director        April 28, 1997
Sidney E. Harris

______________________     Director       April 28, 1997
Charles C. Reed

_____________________      Director       April 28, 1997
Gary U. Rolle

______________________     Director      April 28, 1997
Carl R. Terzian

Exhibit (1)

Form of Articles Supplementary

                          TRANSAMERICA INVESTORS, INC.

                             ARTICLES SUPPLEMENTARY

         Transamerica  Investors,  Inc.,  a  Maryland  corporation,  having  its
principal  office  in  Silver  Spring,  Maryland  (the  "Corporation"),   hereby
certifies to the State Department of Assessment and Taxation of Maryland that:

         FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article VI of the Charter of the Corporation, the Board of Directors divided and classified 750,000,000 shares of the common stock, par value $.001 per share, of the Corporation (the "Common Stock") into the following series (the "Series") and provided for the issuance of the following Series:

                         Series               Number of Shares
Transamerica Premier Equity Fund                 50,000,000
Transamerica Premier Index Fund                  50,000,000
Transamerica Premier Bond Fund                   50,000,000
Transamerica Premier Balanced Fund               50,000,000
Transamerica Premier Short-Intermediate          50,000,000
    Government Fund
Transamerica Premier Cash Reserve Fund          500,000,000


         SECOND: The terms of the Common Stock of each Series and class thereof were set forth in the Articles Supplementary of the Corporation (the "Articles") filed on January 7, 1997 with the Maryland State Department of Assessments and Taxation, which Articles set forth a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of Common Stock classified into the Series listed above and any additional series of Common Stock of the Corporation (unless provided in the articles supplementary or other charter document classifying or reclassifying such Series) and the description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other general terms and conditions of the shares of Common Stock within each class of the Series listed above.

         THIRD: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article VI of the Charter of the Corporation, the Board of Directors has terminated the Transamerica Premier Short-Intermediate Government Fund Series, there being no shares outstanding of such Series as of the date hereof. The shares of the Transamerica Premier Short-Intermediate Government Fund Series are hereby reclassified to the status of authorized but unissued shares of undesignated Common Stock of the Corporation and the existence of such Series is hereby terminated.

         FOURTH: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article VI of the Charter of the Corporation, the Board of Directors has terminated the Class B shares of Common Stock of each Series (each such class being referred to as the "Adviser Class"), there being no shares outstanding of such Class of each Series as of the date hereof. The shares of such Class are hereby reclassified to the status of authorized but unissued shares of undesignated Common Stock of the Corporation and the existence of such Class is hereby terminated.

         FIFTH: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Articles VI of the Charter of the Corporation, the Board of Directors has duly divided and classified 50,000,000 authorized but unissued shares of undesignated Common Stock of the Corporation among the following Series, including the Transamerica Premier Aggressive Growth Fund and the Transamerica Premier Small Company Fund which are new Series, and has provided for the issuance of such series:

                          Series                 Number of Shares
Transamerica Premier Equity Fund                              57,142,858
Transamerica Premier Index Fund                               57,142,857
Transamerica Premier Bond Fund                                57,142,857
Transamerica Premier Balanced Fund                            57,142,857
Transamerica Premier Aggressive Growth                         7,142,857
Fund
Transamerica Premier Small Company Fund                        7,142,857
Transamerica Premier Cash Reserve Fund                       507,142,857


         SIXTH: The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of Common Stock classified into the Series listed above are set forth in the Articles.

         SEVENTH: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article VI of the Charter of the Corporation, the Board of Directors reserves the right to create additional classes of any Series as it deems appropriate and each such class shall have the voting, dividend, liquidation and other rights as set forth in the Articles or in the resolutions of the Board of Directors upon the establishment of such class.

         EIGHTH: These Articles Supplementary do not increase the authorized capital stock of the Corporation.

         IN WITNESS WHEREOF, Transamerica Investors, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on
-------------------.

WITNESS:                              TRANSAMERICA INVESTORS, INC.



By: __________________________         By:  ______________________________
     Reid Evers, Secretary                   Nicki Bair, President

                  THE UNDERSIGNED, President of Transamerica Investors, Inc., who executed on behalf of the Corporation the Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                            ---------------------------------
                                                Nicki Bair, President

                                                   Exhibit (11)
                                                 Auditors Consent

We consent to the reference to our firm under the captions "Financial Highlights" and "Other Information", and to the use of our report dated February 3, 1997, in Post-Effective Amendment No. 3 under the Securities Act of 1933 and Post-Effective Amendment No. 5 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A) and related Statement of Additional Information of Transamerica Investors, Inc.

/s/ Ernst & Young LLP

April 21, 1997